                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    DIGI INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                            DIGI INTERNATIONAL INC.
                            6400 FLYING CLOUD DRIVE
                         EDEN PRAIRIE, MINNESOTA 55344
                                  612/943-9020

                                                               December 27, 1995

Dear Stockholder:

            You are cordially invited to attend the Annual Meeting of Stockholders to be held at Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, commencing at 3:30 p.m., Central Standard Time, on Wednesday, January 31, 1996.

            The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

            We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying postage-paid reply envelope as quickly as possible, even if you plan to attend the Annual Meeting. If you later desire to revoke the proxy, you may do so at any time before it is exercised.

                                          Sincerely,

                                          /s/ John P. Schinas

                                          John P. Schinas
                                          CHAIRMAN OF THE BOARD

                            DIGI INTERNATIONAL INC.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                JANUARY 31, 1996

    The Annual Meeting of Stockholders of Digi International Inc. will be held at Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, at 3:30 p.m., Central Standard Time, on Wednesday, January 31, 1996 for the following purposes:

    1.  To elect three directors for a three-year term.

    2. To amend provisions of the Digi International Inc. Stock Option Plan that provide for the granting of stock options to non-employee directors.

    3. To approve the Digi International Inc. Employee Stock Purchase Plan, which provides eligible employees of the Company the opportunity to purchase Common Stock.

    4. To ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants of the Company for the fiscal year ending September 30, 1996.

    5. To transact such other business as may properly be brought before the meeting.

    The Board of Directors has fixed December 13, 1995 as the record date for the meeting, and only stockholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

    YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID REPLY ENVELOPE AS QUICKLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE, AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY.

                                          By Order of the Board of Directors,

                                          /s/ James E. Nicholson

                                          James E. Nicholson
                                          SECRETARY

Eden Prairie, Minnesota
December 27, 1995

                            -----------------------

                                PROXY STATEMENT

                             ---------------------

                              GENERAL INFORMATION

    The  enclosed proxy  is being  solicited by the  Board of  Directors of Digi
International Inc., a Delaware corporation (the "Company"), for use in connection with the Annual Meeting of Stockholders to be held on Wednesday, January 31, 1996 at Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, commencing at 3:30 p.m., Central Standard Time, and at any adjournments thereof. Only stockholders of record at the close of business on December 13, 1995 will be entitled to vote at such meeting or adjournments. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. A stockholder executing a proxy retains the right to revoke it at any time before it is exercised by notice in writing to the Secretary of the Company of termination of the proxy's authority or a properly signed and duly returned proxy bearing a later date.

    The address of the principal executive office of the Company is 6400 Flying Cloud Drive, Eden Prairie, Minnesota 55344 and the Company's telephone number is
(612) 943-9020. The mailing of this Proxy Statement and form of proxy to stockholders will commence on or about December 27, 1995.

    Stockholder proposals intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company at its principal executive office no later than August 29, 1996 for inclusion in the Proxy Statement for that meeting.

    The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telegram or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

    With the exception of the election of directors, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for approval of each proposal presented in this Proxy Statement. A plurality of the votes of outstanding shares of Common Stock of the Company present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required for the election of directors. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the meeting. However, shares of a stockholder who either abstains, withholds authority to vote for the election of directors or each of the proposals or who does not otherwise vote in person or by proxy (including broker non-votes) will not be counted for the election of directors or approval of the proposals.

    The Common Stock of the Company, par value $.01 per share, is the only authorized and issued voting security of the Company. At the close of business on December 13, 1995 there were 13,228,442 shares of Common Stock issued and outstanding, each of which is entitled to one vote. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth, as of December 13, 1995, the beneficial ownership of Common Stock of the Company by each director or nominee for director of the Company, by each executive officer of the Company named in the Summary Compensation Table herein, by all directors, nominees and executive officers as a group, and by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock of the Company.

                 NAME AND ADDRESS                      AMOUNT AND NATURE OF        PERCENTAGE OF
                OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP (1)   OUTSTANDING SHARES
---------------------------------------------------  ------------------------  ---------------------
Directors, nominees and executive officers:
  Gary L. Deaner                                               61,000(2)                  *
  Willis K. Drake                                              43,135(3)                  *
  Richard E. Eichhorn                                          86,750(4)                  *
  Douglas J. Glader                                             8,500(5)                  *
  Ervin F. Kamm, Jr.                                           12,000(6)                  *
  Mykola Moroz                                                 63,536(7)                  *
  Richard E. Offerdahl                                        121,677(8)                  *
  John P. Schinas                                           1,550,121(9)                 11.7%
  Jagdish N. Sheth                                                -0-                     *
  David Stanley                                                39,750(10)                 *
  Gerald A. Wall                                               37,000(11)                 *
  Ray D. Wymer                                                110,478(12)                 *
All directors, nominees and executive officers as a
group (16 persons, including those named above)             2,250,925(13)                17.0%
Other beneficial owners:
  William Blair & Company                                   1,520,652(14)                11.5%
   222 West Adams Street
   Chicago, Illinois 60606
  AIM Capital Management Inc.                                 803,300(14)                 6.1%
   Suite 1919
   11 Greenway Place
   Houston, Texas 77046

------------------------
 *  Less than one percent.

 (1)Unless otherwise indicated in footnote below, the listed beneficial owner has sole voting power and investment power with respect to such shares.

 (2)Includes 46,000 shares covered by options which are exercisable within 60 days of the record date.

 (3)Includes 7,500 shares covered by options which are exercisable within 60 days of the record date.

 (4)Includes 57,500 shares covered by options which are exercisable within 60 days of the record date.

 (5)Includes 6,000 shares covered by options which are exercisable within 60 days of the record date.

 (6)Includes 12,000 shares covered by options which are exercisable within 60 days of the record date.

 (7)Includes 56,000 shares covered by options which are exercisable within 60 days of the record date.

 (8) Includes 12,000 shares covered by options which are exercisable within 60 days of the record date.

 (9) Mr. Schinas' address is 6400 Flying Cloud Drive, Eden Prairie, Minnesota 55344.

(10) Includes 38,250 shares covered by options which are exercisable within 60 days of the record date.

(11) Includes 37,000 shares covered by options which are exercisable within 60 days of the record date.

(12) Includes 2,000 shares covered by options which are exercisable within 60 days of the record date.

(13) Includes 115,250 shares covered by options which are exercisable within 60 days of the record date granted to four non-employee directors of the Company and 167,500 shares covered by options which are exercisable within 60 days of the record date to eight executive officers of the Company.

(14) Based on information at September 30, 1995 contained in Form 13F filed by the applicable stockholder with the Securities and Exchange Commission.

                             ELECTION OF DIRECTORS

    The business of the Company is managed by or under the direction of a Board of Directors with a number of directors, not less than three, fixed from time to time by the Board of Directors. The Board is divided into three classes, and directors of one class are elected each year for a term of three years. Each class consists of at least one director. The Board of Directors has fixed at three the number of directors to be elected to the Board at the 1996 Annual
Meeting of Stockholders and has nominated the three persons named below for election as directors. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the three nominees named below.

    Each of the nominees named below is currently a director of the Company, and each has indicated a willingness to serve as a director for the three-year term. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

    Following is certain information regarding the nominees for the office of director and the current directors whose terms expire after the 1996 Annual
Meeting:

DIRECTOR NOMINEES FOR TERM EXPIRING IN 1999:

JOHN P. SCHINAS, AGE 58

    Mr. Schinas, a founder of the Company, has been its Chairman of the Board since July 1991. He has been a member of the Board of Directors since the Company's inception in July 1985 and served as the Company's Chief Executive Officer from July 1985 to January 1992. From July 1985 to July 1991, Mr. Schinas also served the Company as President and Treasurer.

RICHARD E. OFFERDAHL, AGE 52

    Mr. Offerdahl has been a member of the Board of Directors since 1987. Mr. Offerdahl has been a private investor and venture capitalist since 1986.

DR. JAGDISH N. SHETH, AGE 57

    Dr. Sheth has been a member of the Board of Directors since August 1995. Since 1991, he has been the Charles H. Kellstadt Professor of Marketing at Goizueta Business School, Emory University. From 1983 to 1991, Dr. Sheth was the Robert E. Brooker Professor of Marketing at the University of Southern California. In 1993, Dr. Sheth founded, and became a director of, the Center for Relationship Marketing at Emory University. Dr. Sheth also is a founder of the Center for Telecommunications Management at the University of Southern California. Dr. Sheth has worked for numerous industries and companies in the United States, Europe and Asia, both as a consultant and as a seminar leader. Dr. Sheth is also a director of Norstan, Inc., a distributor of telecommunications products.

DIRECTORS WHOSE TERMS EXPIRE AFTER 1996:

WILLIS K. DRAKE, AGE 72

    Mr. Drake has been a member of the Board of Directors since 1987. Since 1983, Mr. Drake has been a private investor. Mr. Drake is also a director of Analysts International Corporation, a software manufacturer; Innovex Inc., a manufacturer of specialty precision electromagnetic products; and Telident, Inc., a manufacturer of telephone system enhancement equipment; as well as several privately held companies.

DAVID STANLEY, AGE 60

    Mr. Stanley has been a member of the Board of Directors since 1990. Mr. Stanley has been Chairman and Chief Executive Officer of Payless Cashways, Inc., a building materials retailer, since 1984. He is also a director of Best Buy Co., Inc., a consumer electronics retailer, and Piper Jaffray Companies Inc., a securities industry holding company.

RICHARD E. EICHHORN, AGE 66

    Mr. Eichhorn has been a member of the Board of Directors since 1987. Since April 1992, Mr. Eichhorn has been a private investor. From July 1991 to April 1992 Mr. Eichhorn was President and Chief Executive Officer of CPT Holdings, Inc. and its wholly-owned subsidiary, CPT Office Systems Inc., a manufacturer of office automation systems. From April 1990 to July 1991, Mr. Eichhorn was a director of CPT Corporation, the predecessor corporation to CPT Holdings, Inc., of which he was a founder. Mr. Eichhorn also served as Vice President of CPT Corporation from December 1990 to July 1991. He is also a director of several privately held companies.

MYKOLA MOROZ, AGE 58

    Mr. Moroz, a founder of the Company, has been a member of the Board of Directors since July 1991 and a consultant to the Company on manufacturing operations since December 1994. He was President of the Company from July 1991 to November 1994 and Chief Executive Officer from January 1992 to November 1994. Mr. Moroz was Chief Operating Officer of the Company from July 1991 to January 1992. From October 1985 to July 1991, he occupied various management positions with the Company, including Senior Vice President, Vice President and Director of Manufacturing Operations. Mr. Moroz is also a director of Parts 1, Inc., a privately held corporation that is a supplier to the Company.

ERVIN F. KAMM, JR., AGE 56

    Mr. Kamm has been a member of the Board of Directors since December 1994 and President and Chief Executive Officer of the Company since December 1, 1994. From May 1988 to November 1994, he served as President and Chief Operating Officer of Norstan Inc., a distributor of telecommunications products. From February 1988 to May 1988, he was President of Norstan Communications, Inc. Mr. Kamm is also a director of Aequitron Medical Inc., a manufacturer of medical devices, Micromedics Inc., a privately held corporation that manufactures specialty medical products, and the Institute for Advanced Technology.

    None of the directors is related to any other director or to any executive officer of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

    The Board of Directors met eleven times during fiscal 1995. All directors, except Mr. Sheth, attended at least 75% of the meetings of the Board and of the Committees on which they served. Mr. Sheth was elected to the Board in August 1995 and was absent for the September 1995 meeting of the Board. The Company has an Audit Committee, a Compensation Committee and Corporate Governance and Nominating Committee. Following is a description of the functions performed by each of the Committees.

AUDIT COMMITTEE

    The Company's Audit Committee consists of Messrs. Offerdahl (Chairman), Stanley and Eichhorn. The Audit Committee makes recommendations concerning the selection and appointment of independent auditors, reviews the scope and findings of the completed audit and reviews the adequacy and effectiveness of the Company's accounting policies and system of internal accounting controls. The Audit Committee met three times during fiscal 1995.

COMPENSATION COMMITTEE

    The  Company  has a  Compensation Committee  consisting of  Messrs. Eichhorn
(Chairman), Drake and Offerdahl, which reviews and acts upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans and administers the Digi International Inc. Stock Option Plan and, subject to stockholder approval, the Digi International Inc. Employee Stock Purchase Plan, both of which are discussed below. The Compensation Committee met thirteen times during fiscal 1995.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

    In January 1995 the Board established the Corporate Governance and Nominating Committee, which advises and makes recommendations to the Board on all matters concerning directorship and corporate governance practices and the selection of candidates as nominees for election as directors. The Committee, consisting of Messrs. Stanley (Chairman), Schinas and Offerdahl, acted once by written action in 1995. The Committee recommended this year's nominees at the November 1995 Board meeting.

    This Committee will consider persons recommended by stockholders in selecting nominees for election to the Board of Directors. Stockholders who wish to suggest qualified candidates should write to: Digi International Inc., 6400 Flying Cloud Drive, Eden Prairie, MN 55344, Attention: Chairman, Corporate Governance and Nominating Committee. All recommendations should state in detail the qualification of such persons for consideration by the Committee and should be accompanied by an indication of the person's willingness to serve.

DIRECTOR COMPENSATION

    Currently, members of the Board receive no cash compensation. In lieu of cash compensation, each non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock receives each year, on the date of the annual meeting of stockholders of the Company, options to purchase 7,500 shares of Common Stock of the Company at an exercise price equal to the fair market value of the Common Stock on the date of grant and with an expiration date ten years from the date of grant. The right to exercise these stock options vests as to 20% of the shares subject to the options on the first through fifth anniversaries of the date of grant, except that options issued to non-employee directors who have attained the age of 62 and who have served the Company for at least five years vest one year after the date of issuance. Non-employee directors of the Company who beneficially own not more than 5% of the Company's outstanding Common Stock and who are elected between annual meetings of stockholders of the Company receive an option upon terms that are similar to those awarded at an annual meeting, except that the number of shares covered by such option is prorated to reflect the number of months from the date of election to the date of the next annual meeting.

    The Board has approved, subject to stockholder approval of an amendment to the Digi International Inc. Stock Option Plan, a change in the compensation of non-employee directors to provide for flexibility in the compensation of such directors. See "Proposed Amendments to Stock Option Plan". Such change provides that each non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock who is newly elected to the Board, whether elected at an annual meeting or during the year, and who has not previously been a director of the Company, will receive a one-time, non-elective grant of an option to purchase 5,000 shares of Common Stock of the Company at the then-current market price. Furthermore, each non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock, whether incumbent or newly elected, who is elected at an annual meeting will receive a non-elective grant of an option to purchase 1,500 shares of Common Stock of the Company at the then-current market price. If a newly elected non-employee director is first elected during a year, then such non-elective option grant will be prorated. In addition, each non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock, whether incumbent or newly elected, who is elected at an annual meeting will have an election to receive one of the following: (i) an option to purchase 6,000 shares of Common Stock of the Company at the then-current market price or (ii) cash payments consisting of an annual retainer of $8,000, payable quarterly in arrears, plus per meeting fees of $750 for each meeting of the Board of Directors attended and $350 for each committee meeting attended that is not held on the same day as a meeting of the Board of Directors. If a newly elected non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock is first elected during the year, the option grant to purchase 6,000 shares of Common Stock or the $8,000 annual retainer will be prorated. Directors who beneficially own more than 5% of the Company's outstanding Common Stock serve without compensation. If the amendments to the Stock Plan are not approved, then non-employee directors will continue to receive annual grants of options to purchase 7,500 shares of Common Stock of the Company, as described above.
Subject to such approval, all of the present non-employee directors of the Company have elected to receive the grant of an option to purchase 6,000 shares of Common Stock of the Company in lieu of the cash compensation for the year of service beginning January 31, 1996.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee (the "Committee") of the Board of Directors establishes the general compensation policies of the Company and specific compensation for each of the Company's executive officers. The purpose of this report is to inform stockholders of the Company's compensation policies for executive officers and the rationale for the compensation paid to executive officers in fiscal 1995.

COMPENSATION PHILOSOPHY

    The Company has a "pay for performance" compensation program for its executive officers. The compensation program is designed to motivate and reward executives responsible for attaining the financial and strategic objectives essential to the Company's success and continued growth, while at the same time allowing the Company to attract and retain high-caliber executives. The Committee believes that the Company's compensation practices reward executives commensurately with their ability (i) to meet the Company's established financial targets, through cash bonuses and commissions, and (ii) to drive increases in stockholder value, through stock options.

    A central feature of the Company's compensation program is its emphasis on objective performance incentives. Under the Company's historical practice, performance targets are established by the Committee at the outset of each fiscal year for each executive officer (other than Mr. Schinas, who serves as Chairman of the Board for an annual salary of $100,000, and such bonus compensation as the Committee may determine to award in its discretion). These performance targets may be reached only if the Company (or other relevant business unit) is successful in meeting its net sales and after-tax earnings objectives set forth in its budget plan for the upcoming fiscal year, and take into account the scope of the individual's duties (e.g., Company-wide, division or subsidiary) and the complexity of those duties. The Company's historical practice has been to communicate to each executive, at the outset of a fiscal year, the performance targets that must be met for that fiscal year and the amount of cash bonus and commission that the executive will be eligible to receive if such goals are met.

    For fiscal 1995, the Committee deferred setting salaries and cash bonus targets and amounts for those executives that did not have their compensation fixed by contract until January 31, 1995, when it received the report of an independent compensation consultant that had been engaged to assist the Committee in reviewing the Company's executive compensation. At that time the Committee approved executive compensation for fiscal 1995, retroactive to October 1, 1994.

    To assist the Committee in setting 1995 executive compensation for those executive officers whose compensation was not determined by contract and in reviewing compensation for those executives with contracts, the Company's performance and executive compensation were measured against two peer groups recommended to the Committee by its outside consulting firm, which selected companies for similar industry classification, size and financial performance. Comparative performance data were based on a group of 22 publicly held companies in the computer industry and 11 publicly held peer companies in Minnesota, to measure the competitiveness of the Company's compensation structure on both a national and regional basis.

    Based principally upon the report of its independent compensation consultant, the Committee believes that base salaries of the Company's executive officers are below average relative to its national and regional peer companies. However, if the cash bonus targets are fully achieved, executive officers of the Company are able to earn total cash compensation that is above average relative to these peer companies as a group. This analysis supports the Committee's compensation philosophy of putting a substantial portion of executives' total cash compensation "at risk" by tying it to the achievement of objective financial results, and giving executives the opportunity to earn above average compensation through performance.

    For fiscal 1996, the Company's cash bonus plan emphasizes the achievement of Company-wide financial goals, other than with respect to those executive officers (including Messrs. Glader and Wymer and one other executive officer) that have employment agreements that provide individualized measurements for cash bonus entitlement which are based on both Company-wide and business unit performance. Performance targets and the target amounts of cash bonus and any commission have been set by contract for Messrs. Kamm, Wymer, Glader and three other executive officers. See "Employment Contracts; Severance, Termination and Change-in-Control Arrangements" below.

    An additional important aspect of the Company's compensation program is its use of stock options. The Committee believes that the use of stock-based incentives ensures that the executive's interests are aligned with the long-term interests of the Company's stockholders. Executives are thereby given the incentive not only to meet the Company's annual performance objectives, but also to achieve longer-term strategic goals.

EXECUTIVE OFFICER COMPENSATION PROGRAM

    The key components of the Company's compensation program are base salary, cash bonuses and commissions, and stock options.

    BASE SALARY. The Committee annually reviews the base salary of each executive officer. In determining the appropriate base salary level for fiscal 1995, the Company considered base salaries for the previous fiscal year and individual performance, including the individual's performance in relation to his or her target for the then-ending fiscal year. The Committee also reviewed the report of its compensation consultant to confirm that the base salaries of its executive officers were competitive with the respective base salaries of comparable companies.

    The Company is a party to an employment agreement with its President and Chief Executive Officer, Ervin F. Kamm, Jr., pursuant to which Mr. Kamm has agreed to serve for an indefinite term in a senior executive capacity, initially as President and Chief Executive Officer, for an annual base salary of $215,000, subject to an annual review of Mr. Kamm's base salary by the Committee. For fiscal 1996 Mr. Kamm's base salary was raised to $236,500. The Committee believes that Mr. Kamm's base salary is below average relative to base salaries of comparable companies.

    In connection with its April 1993 acquisition of Star Gate Technologies, Inc., the Company entered into employment agreements with certain executive officers, including Mr. Wymer, which establish certain minimum base salaries and bonus targets. The Committee has reviewed these salaries and targets and believes that they are consistent with the Company's compensation philosophy described above.

    John P. Schinas and the Company are parties to an employment agreement pursuant to which Mr. Schinas has agreed to serve for an indefinite term as Chairman of the Board for an annual base salary of $100,000. Pursuant to the agreement, the Committee may, in its discretion, also grant Mr. Schinas incentive compensation.

    During fiscal 1995 Mykola Moroz, the Company's former President and Chief Executive Officer, continued to serve in that capacity on an interim basis from October 1 to November 30, 1994, when Mr. Kamm assumed those duties. During that period Mr. Moroz continued to be paid a base salary at the annual rate of $175,000, which represented a continuation of his base salary rate which had been established by the Committee in November 1993 for fiscal 1994.

    CASH BONUSES AND COMMISSIONS. Each year the Company accrues a cash bonus pool based on net sales. Allocations of the pool are approved by the Committee at the end of each fiscal year, and include cash bonuses paid to executives and, upon recommendation of management of the Company, other employees of the Company and its subsidiaries. Each executive is given a specified bonus target which he or she will receive if the applicable budget objectives are met. These bonus targets are typically 100% of base salary; Mr. Kamm's employment agreement provides a target bonus of 120% of his base salary. If some or all of the objectives are not met, the executive's portion of the bonus pool, if any, is decided by the Committee (other than Mr. Wymer and three other executive officers, whose employment contracts provide for a sliding scale based upon the achievement of at least 80% of the relevant bonus targets). If the objectives are exceeded, the Committee may decide to award more than the target amount. In fiscal 1995 these targets were not fully achieved. However, the Committee determined to award Mr. Kamm a bonus equal to $186,000, after taking into account the performance of the Company and Mr. Kamm during the fiscal year. Actual bonus awards to other executive officers in 1995 were from 68% to 86% of their base salaries, with the exception of Mr. Moroz, who received no bonus. Mr. Schinas also did not receive a bonus for 1995.

    Mr. Kamm's employment contract also provides that he is entitled to receive a 1% commission equal to the amount by which net sales exceed the Company's budget plan, although the commission is payable only if the after-tax profit margin for that year equals or exceeds the budget for that year. Mr. Kamm did not receive a commission for fiscal 1995.

    STOCK OPTIONS. Long-term incentives are provided through the Company's Stock Option Plan. The Plan is administered by the Committee which is authorized to award stock options to employees of the Company and its subsidiaries, non-employee directors of the Company and certain advisors and consultants to the Company. While the Committee has broad discretion to select the optionees and to establish the terms and conditions for the grant, vesting and exercise of each option, the Committee's practice has been to grant stock options to employees vesting over five years in order to strengthen the employee's ties to the Company and to focus on enhancing stockholder value on a long-term basis.

    At the end of each fiscal year, the Committee considers whether awards will be made to executive officers under the Plan. In determining the employees to whom options shall be granted and the number of shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion shall deem relevant.

    In October and November 1994 the Committee granted to Mr. Kamm options to purchase an aggregate of 230,000 shares as follows: 60,000 shares at $15.25 per share (the fair market value on the date of grant), vesting over a five-year period, and 170,000 shares at $17.50 per share (the fair market value on the date of grant), vesting over a seven-year period. In November 1995 the Committee granted to Mr. Kamm an option to purchase 35,000 shares at $27.50 per share (the fair market value on the date of grant), vesting over a five-year period.

    401-K SAVINGS AND PROFIT SHARING PLAN. Company officers may participate in the Company's 401-K Savings and Profit Sharing Plan (the "401-K Plan") which allows any Company employee who has completed six months of service and who is at least 18 years of age to contribute up to 15 percent of his or her earnings to the 401-K Plan. However, the participant's contributions are subject to an annual maximum imposed by the Internal Revenue Code of 1986, as amended (the "Code"), which was $9,240 in 1995 and will be indexed for inflation in future years.

    Under the 401-K Plan, the Company has discretion to make either profit sharing contributions or matching contributions. For any given year, the Company may decide to make no such contributions, to make one type of contribution or to make both types of contributions. Profit sharing contributions are allocated in proportion to the earnings of eligible participants. Matching contributions are allocated in proportion to the contributions each participant makes from his or her salary, unless the Company specifies a different matching formula for a particular year. To be eligible to receive either type of contribution for a particular year, the participant must be employed by the Company on December 31st of that year and must have completed at least 1,000 hours of service during the year. During fiscal 1995, the Company allocated its matching contribution under the 401-K Plan for fiscal 1994. For fiscal 1994, contributions of $860 were made on behalf of each of Messrs. Moroz, Deaner and Wall, $693 on behalf of Mr. Wymer and $5,686 on behalf of all executive officers as a group (7 persons). For fiscal 1995, the Company has decided to make a matching contribution totaling $125,000 and to make no profit sharing contribution. No allocation of this matching contribution will be made to individual plan accounts until after the end of the 1995 calendar year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee, comprised entirely of independent, outside directors, is responsible for establishing and administering the Company's policies involving the compensation of executive officers. No employee of the Company serves on the Committee. During the 1995 fiscal year the members of the Committee were (and are currently) Willis K. Drake, Richard E. Eichhorn and Richard E. Offerdahl. During fiscal 1995 Mr. Eichhorn succeeded Mr. Drake as Chairman of the Committee. The Committee members have no interlocking relationships as defined by the Securities and Exchange Commission.

                                         COMPENSATION COMMITTEE
                                          Richard E. Eichhorn, Chairman
                                          Willis K. Drake
                                          Richard E. Offerdahl

                           SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table contains information concerning annual and long-term compensation provided to the chief executive officers and the other four most highly compensated executive officers of the Company (the Named Officers) who received remuneration exceeding $100,000 for the fiscal years ended September 30, 1995, 1994, and 1993.

                                                                                              LONG-TERM
                                                                                              COMPENSATION
                                                                        ANNUAL COMPENSATION   AWARDS
                                                                      ------------------------
                                                                                              -------    ALL
                               NAME AND                               FISCAL                  OPTIONS   OTHER
                          PRINCIPAL POSITION                          YEAR   SALARY   BONUS(1)   (#)   COMPENSATION(2)
--------------------------------------------------------------------------  --------  ---------------  -------
Ervin F. Kamm, Jr., President,                                        1995  $190,257  $186,000 230,000     (3)
 Chief Executive Officer, Director(4)
Mykola Moroz, President,                                              1995   124,679         0      0      (3)
 Chief Executive Officer, Director(5)                                 1994   175,000   175,000 70,000  $  860
                                                                      1993   150,000   190,955      0   1,031
Gerald A. Wall, Vice President,                                       1995   127,500    93,500 10,000      (3)
 Chief Financial Officer,                                             1994   115,000    92,000 20,000     860
 Treasurer                                                            1993    90,000    90,000      0   1,031
Gary L. Deaner, Vice President;                                       1995   144,570   108,000 30,000      (3)
 President of Arnet                                                   1994   150,000   142,500 20,000     860
                                                                      1993   125,000    67,500      0   1,031
Douglas J. Glader, Vice President(6)                                  1995   127,898    86,500 20,000      (3)
                                                                      1994   100,800    50,000 30,000       0
Ray D. Wymer, Vice President(7)                                       1995   125,386   108,000 30,000      (3)
                                                                      1994   110,000         0      0     693
                                                                      1993    50,417    50,000      0       0

------------------------
(1) Reflects commissions and compensation paid under the Company's Cash Bonus Plan described above, except that the bonus of $175,000 paid to Mr. Moroz for fiscal 1994 was awarded in conjunction with his severance from the Company and was not dependent upon meeting financial objectives. See "Employment Contracts; Severance, Termination of Employment and Change-in-Control Arrangements" below.

(2) All Other Compensation reported represents Company contributions to the 401-K Plan for the accounts of the Named Officers.

(3) No allocation of the Company's matching contribution to the 401-K Plan will be made to individual plan accounts, including the accounts of the Named Officers, until after the end of the 1995 calendar year.

(4) Mr. Kamm became President and Chief Executive Officer on December 1, 1994.

(5) Mr. Moroz held office as President and Chief Executive Officer until November 30, 1994, and is now a part-time employee and a consultant to the Company on manufacturing operations.

(6) Mr. Glader joined the Company in 1994, and became Vice President in February 1995.

(7) Mr. Wymer joined the Company as Vice President in April 1993.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                     INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------
                                                        PERCENT OF
                                          NUMBER OF       TOTAL                                 POTENTIAL REALIZABLE VALUE AT
                                          SECURITIES     OPTIONS                                ASSUMED ANNUAL RATES OF STOCK
                                          UNDERLYING    GRANTED TO    EXERCISE                  PRICE APPRECIATION FOR OPTION
                                           OPTIONS      EMPLOYEES     OR BASE                             TERMS (2)
                                           GRANTED      IN FISCAL      PRICE     EXPIRATION   ----------------------------------
                  NAME                       (#)           YEAR        ($/SH)       DATE      0% ($)     5% ($)       10% ($)
----------------------------------------  ----------   ------------   --------   ----------   ------  ------------  ------------
Ervin F. Kamm, Jr.......................    60,000            7.24%   $    15.25   10/26/04   15,000       575,439     1,458,274
Ervin F. Kamm, Jr.......................   170,000           20.52%   $    17.50   11/30/04        0     1,870,901     4,741,384
Gerald A. Wall..........................    10,000            1.20%   $    17.50   11/30/04        0       110,057       278,905
Gary L. Deaner..........................    30,000            3.62%   $    17.50   11/30/04        0       330,170       836,715
Douglas J. Glader.......................    20,000            2.41%   $    22.00   01/31/05        0       276,714       701,247
Ray D. Wymer............................    10,000            1.20%   $    17.50   11/30/04        0       110,057       278,905
Ray D. Wymer............................    20,000            2.41%   $    21.125   05/09/05       0       265,708       673,356
--------------------------------------------------------------------------------------------------------------------------------
All Shareholders Potential Realizable Value at Assumed Growth Rates (3)....................
                                                                                              $    0  $334,069,997  $531,950,639
--------------------------------------------------------------------------------------------------------------------------------

(1) The right to exercise the stock options set forth in this table vests as to 20% of the shares subject to such options on the first through fifth anniversaries of the date of grant, other than a 170,000 share option granted to Mr. Kamm, which vests over seven years.

(2) The dollar amounts under these columns are the results of calculations at a 0% annual appreciation rate, and at the 5% and 10% annual appreciation rates set by the Securities and Exchange Commission for illustrative purposes, and, therefore, are not intended to forecast future financial performance or possible future appreciation, if any, in the price of the Company's stock. Stockholders are therefore cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from the option grants shown when the price of the Company's stock appreciates, which benefits all stockholders commensurately.

(3) These calculations assume a base price of $17.50, the price of the majority of options granted to the Named Officers.

                               AGGREGATED OPTION
                         EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

    The purpose of the following table is to report exercises of stock options by the Named Officers during fiscal 1995 and the value of their unexercised stock options as of September 30, 1995. The Named Officers exercised stock options in fiscal 1995 pursuant to the Company's Stock Option Plan. The Company has not issued any stock appreciation rights to the Named Officers.

                                                                                                   VALUE OF
                                                                      NUMBER OF                  UNEXERCISED
                                                                     UNEXERCISED                 IN-THE-MONEY
                                                                      OPTIONS AT                  OPTIONS AT
                                                                        FY-END                    FY-END(1)
                              SHARES ACQUIRED      VALUE      --------------------------  --------------------------
            NAME                ON EXERCISE      REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------  ---------------  -------------  -----------  -------------  -----------  -------------
Ervin F. Kamm, Jr...........             0      $         0            0        230,000   $         0  $   2,607,500
Mykola Moroz................        12,000          265,600       44,000         74,000       617,250        999,700
Gerald A. Wall..............             0                0       25,000         38,000       412,750        407,000
Gary L. Deaner..............             0                0       30,000         68,000       491,800        818,800
Ray D. Wymer................             0                0            0         30,000             0        250,000
Douglas J. Glader...........             0                0        6,000         44,000        99,000        521,000

------------------------
(1) Value is based on a share price of $28.25, which was the last reported sale price for a share of Common Stock on the Nasdaq National Market System on September 28, 1995, minus the exercise price.

                EMPLOYMENT CONTRACTS; SEVERANCE, TERMINATION OF
                 EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    ERVIN F. KAMM, JR. The Company and Mr. Kamm entered into an employment agreement as of October 1994. Mr. Kamm has agreed to serve for an indefinite term in a senior executive capacity, initially as President and Chief Executive Officer, commencing December 1, 1994. The agreement provides that Mr. Kamm will be paid a base salary at the annual rate of $215,000. The Compensation Committee will review Mr. Kamm's base salary annually and may, in its sole discretion, increase it to reflect performance, appropriate industry guideline data and other factors, but is not obligated to provide for any increases in base salary. The Committee increased Mr. Kamm's base salary to $236,500 for fiscal 1996. The agreement also provides that Mr. Kamm will be entitled to a cash bonus equal to 120% of his base salary in any fiscal year, provided that the net sales and after-tax earnings targets for such year have been met. In the event that such targets are not met, the Compensation Committee may, but is not obligated to, provide for a cash bonus to Mr. Kamm. In addition, he is entitled to a commission equal to 1% of net sales in excess of the net sales target for a particular year, provided that the after-tax profit margin equals or exceeds the targeted after-tax profit margin. If the after-tax profit margin is not met, the Committee will determine in its discretion what commission, if any, will be paid to Mr. Kamm for that year.

    The employment agreement also provides for the issuance of stock options to purchase an aggregate of 230,000 shares of Company Common Stock. These options were granted at the fair market value on the date of grant and vest over a seven-year period. These stock options were intended to provide Mr. Kamm with a significant equity participation in the Company from the outset of his employment. Under his employment agreement he is generally not eligible for another stock option grant until on or about September 30, 1997, except that the Compensation Committee may, in its sole discretion, grant stock options to Mr. Kamm before such date. In November 1995 the Committee granted Mr. Kamm an option to purchase 35,000 shares at the fair market value on the date of grant, vesting over five years. The agreement also provides that Mr. Kamm is entitled to the benefits and perquisites which the Company generally provides to its other employees under applicable Company plans and policies.

    If the Company terminates his employment without cause, Mr. Kamm would be entitled to receive his then current base salary for a period of twelve months. In addition, any unvested stock options would vest immediately prior to any termination of his employment by the Company without cause. Any unvested stock options would also vest in the event of a "change in control" of the Company, which is deemed to have occurred if any person or group acquires more than 30% of the voting power of the Company, or if there is a change in the membership of the Board of Directors, not approved by the continuing directors, such that persons who were directors at the beginning of any three-year period no longer constitute a majority of the Board.

    MYKOLA MOROZ. The Company and Mr. Moroz entered into a consulting agreement as of October 1994. Mr. Moroz has agreed to serve the Company as a consultant on manufacturing operations for an annual fee of $100,000. Although Mr. Moroz has no entitlement to incentive compensation while serving as a consultant, the Compensation Committee may also award a cash bonus in its discretion. No cash bonus was awarded for fiscal 1995. The consulting agreement may be terminated by either the Company or Mr. Moroz at any time for any reason, except that if the agreement is terminated by the Company other than for cause before October 1, 1996, Mr. Moroz will be entitled to receive in a lump sum an amount equal to the unpaid consulting fees for the remainder of the period to October 1, 1996. Mr. Moroz has further agreed not to compete with the Company for a period of two years following the termination of his services to the Company.

    Although Mr. Moroz originally announced his intention to resign as President and Chief Executive Officer effective October 1, 1994, he nevertheless continued to serve as interim President and Chief Executive Officer at the request of the Company from October 1 to November 30, 1994, when Mr. Kamm assumed those offices. During the interim period Mr. Moroz continued to be paid his then current salary at an annual rate of $175,000.

    Under his consulting agreement with the Company Mr. Moroz has the option of remaining a part-time employee or serving as an outside consultant. If he is not an employee on the date of the 1996 Annual Meeting of Stockholders, as a non-employee director he would be awarded a stock option to purchase shares at the then current fair market value. The option would be for 1,500 shares, assuming stockholder approval of proposed amendments to the Stock Option Plan. See "Proposed Amendments to Stock Option Plan". If such amendments are not approved, the option would be for 7,500 shares.

    GARY L. DEANER. The Company's agreement with Mr. Deaner on May 16, 1995 and applicable to all of fiscal 1995 provides that Mr. Deaner will be paid a base salary at the annual rate of $150,000. The Committee will review Mr. Deaner's base salary annually and may, in its sole discretion, increase it to reflect performance, appropriate industry guideline data and other factors, but is not obligated to provide for any increases in base salary. Mr. Deaner also will be entitled to a cash bonus equal to 100% of his base salary in any fiscal year, provided that the net sales and after-tax earnings targets for such year have been met. In the event that such targets are not met, the Committee may, but is not obligated to, provide for a cash bonus to Mr. Deaner. Finally, Mr. Deaner was granted an option to purchase 30,000 shares of Common Stock of the Company with an exercise price of $17.50 per share, the fair market value on the date of grant, and a vesting period of five years. Mr. Deaner also is entitled to the benefits and perquisites which the Company generally provides to its other employees under applicable Company plans and policies.

    DOUGLAS J. GLADER. The Company's agreement with Mr. Glader on February 6, 1995 provides that Mr. Glader will be paid a base salary at the annual rate of $120,000, which the Committee has increased to $135,000 for fiscal 1996. The Committee will review Mr. Glader's base salary annually and may, in its sole discretion, increase it to reflect performance, appropriate industry guideline data and other factors, but is not obligated to provide for any increases in base salary. Mr. Glader also will be entitled to a cash bonus equal to 100% of his base salary in any fiscal year, provided that the net sales and after-tax earnings targets for such year have been met. In the event that such targets are not met, the Committee may, but is not obligated to, provide for a cash bonus to Mr. Glader. In addition, Mr. Glader was granted an option to purchase 20,000 shares of Common Stock of the Company with an exercise price of $22.00 per share, the fair market value on the date of grant, and a vesting period of five years. If Mr. Glader's employment is terminated without cause within one year of the date of his relocation to Minnesota in June 1, 1995, he will be entitled to receive a severance payment of $120,000. Thereafter, he would be entitled to receive severance of $60,000. Finally, because Mr. Glader relocated during fiscal 1995, he received reimbursement for reasonable moving expenses and the cost of temporary housing. Mr. Glader also is entitled to the benefits and perquisites which the Company generally provides to its other employees under applicable Company plans and policies.

    GERALD A. WALL. The Company's agreement with Mr. Wall on May 18, 1995 and applicable to all of fiscal 1995 provides that Mr. Wall will be paid a base salary at the annual rate of $130,000, which the Committee has increased to $135,000 for fiscal 1996. The Committee will review Mr. Wall's base salary annually and may, in its sole discretion, increase it to reflect performance, appropriate industry guideline data and other factors, but is not obligated to provide for any increases in base salary. Mr. Wall also will be entitled to a cash bonus equal to 100% of his base salary in any fiscal year, provided that the net sales and after-tax earnings targets for such year have been met. In the event that such targets are not met, the Committee may, but is not obligated to, provide for a cash bonus to Mr. Wall. Finally, Mr. Wall was granted an option to purchase 10,000 shares of Common Stock of the Company with an exercise price of $17.50 per share, the fair market value on the date of grant, and a vesting period of five years. Mr. Wall also is entitled to the benefits and perquisites which the Company generally provides to its other employees under applicable Company plans and policies.

    RAY D. WYMER. On May 15, 1995, the Company and Mr. Wymer entered into an amendment of Mr. Wymer's existing employment agreement, dated April 13, 1995, providing for an increase of Mr. Wymer's base salary to $150,000 from $110,000. The Committee will review Mr. Wymer's base salary annually and may, in its sole discretion, increase it to reflect performance, appropriate industry guideline data and other factors, but is not obligated to provide for any increases in base salary. For fiscal 1995, the amended agreement provides that Mr. Wymer will be entitled to a cash bonus equal to 100% of his base salary, provided that the net sales and after-tax earnings targets for such year have been met. In the event that such targets are not met, the Committee may, but is not obligated to, provide for a cash bonus to Mr. Wymer. Beginning in fiscal 1996, Mr. Wymer's bonus is dependent on the achievement of both Company-wide and business unit objectives. The bonus percentage is based on a sliding scale of achievement of at least 80% of the relevant objectives. If Mr. Wymer's employment is terminated without cause before September 30, 1996, he will be entitled to receive his base salary until such date. Mr. Wymer also is restricted from competing with the Company for two years following the termination of his employment. Finally, Mr. Wymer was granted an option to purchase 20,000 shares of Common Stock of the Company with an exercise price of $21.125 per share, the fair market value on the date of grant, and a vesting period of five years. Mr. Wymer also is entitled to the benefits and perquisites which the Company generally provides to its other employees under applicable Company plans and policies.

    JOHN P. SCHINAS. Mr. Schinas and the Company are parties to an amended and restated employment agreement under which Mr. Schinas has agreed to serve for an indefinite term as Chairman of the Board for an annual base salary of $100,000. Although Mr. Schinas has no entitlement to incentive compensation while serving as Chairman of the Board, the Compensation Committee may also award a cash bonus in its discretion. No cash bonus was awarded for fiscal 1995. Mr. Schinas has further agreed not to compete with the Company for a period of two years following the termination of his services to the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During 1994, the Company purchased 65,000 shares of its Common Stock from William Blair & Company, a registered broker-dealer and 16.4% stockholder of the Company, in its capacity as a marketmaker for the Common Stock of the Company. These shares were acquired pursuant to the Company's stock repurchase program, which was conducted in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The aggregate purchase price for all shares acquired was $1,371,250.50, without any marketmaker mark-ups. The prices paid to William Blair & Company were prevailing market prices, and the acquisition of shares at a net price, without any marketmaker mark-ups, was comparable to the terms of transactions with other broker-dealers from which the Company repurchased shares.

    On June 13, 1995, the Company repurchased 5,000 shares of its Common Stock from Willis K. Drake, a director of the Company, under the Company's stock repurchase program. The shares were purchased for a price of $20.75, for an aggregate purchase price of $103,750. Such price was at the prevailing market price on such date.

                            SECTION 16(A) REPORTING

    Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended September 30, 1995. However, in September 1995, Mykola Moroz, a director of the Company who was also the President and Chief Executive Officer until November 1995, amended a previously filed Form 4 because of a discrepancy in the number of shares of Common Stock of the Company reported as sold by Mr. Moroz in December 1993. The amended Form 4 reflected that 20,000 shares of Common Stock were actually sold at a price of $21.00 per share, a reduction of 799 shares of Common Stock from the previously filed Form 4.

                             PERFORMANCE EVALUATION

    The graph below compares the total cumulative stockholders' return on the Common Stock for the period from the close of the NASDAQ Stock Market -- U.S. Companies on September 28, 1990 to September 30, 1995, the last day of fiscal 1995, with the total cumulative return on the CRSP Total Return Index for the Nasdaq Stock Market-U.S. Companies (the "CRSP Index") and the CRSP Index for Nasdaq Computer Manufacturers Stocks (the "Peer Index") over the same period. The index level for the graph and table was set to 100.0 on September 28, 1990 for the Common Stock, the CRSP Index and the Peer Index and assumes the reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            DIGI INTERNATIONAL
                   INC.            NASDAQ STOCK MARKET     NASDAQ COMPUTER MANUFACTURERS
                                                            Stocks SIC 3570-3579 US & For-
                                         (US Compamies)                               eign
09/28/90                 100.000                100.000                            100.000
10/31/90                 106.383                 96.060                             99.905
11/30/90                 146.809                105.227                            115.427
12/31/90                 186.170                109.785                            124.945
01/31/91                 253.191                121.954                            153.707
02/28/91                 265.957                133.685                            168.086
03/28/91                 340.426                142.630                            186.536
04/30/91                 306.383                143.533                            176.143
05/31/91                 325.532                150.122                            172.346
06/28/91                 310.638                140.979                            149.818
07/31/91                 378.723                149.324                            160.734
08/30/91                 446.809                156.745                            173.160
09/30/91                 417.021                157.319                            169.351
10/31/91                 459.575                162.536                            165.852
11/29/91                 404.255                157.086                            155.347
12/31/91                 468.085                176.265                            174.804
01/31/92                 421.277                186.572                            200.258
02/28/92                 408.511                190.800                            213.217
03/31/92                 323.404                181.796                            195.073
04/30/92                 325.532                174.000                            187.219
05/29/92                 344.681                176.260                            189.736
06/30/92                 338.298                169.369                            173.045
07/31/92                 376.596                175.368                            178.045
08/31/92                 344.681                170.009                            171.025
09/30/92                 363.830                176.328                            182.147
10/30/92                 440.426                183.274                            201.476
11/30/92                 517.022                197.854                            221.671
12/31/92                 603.192                205.139                            234.972
01/29/93                 587.234                210.979                            247.041
02/26/93                 548.937                203.109                            225.617
03/31/93                 580.852                208.987                            222.338
04/30/93                 465.958                200.069                            210.944
05/28/93                 568.086                212.021                            230.002
06/30/93                 561.703                213.000                            213.643
07/30/93                 513.830                213.255                            193.528
08/31/93                 580.852                224.275                            196.765
09/30/93                 542.554                230.954                            191.145
10/29/93                 568.086                236.152                            205.127
11/30/93                 491.490                229.122                            210.033
12/31/93                 568.086                235.506                            222.687
01/31/94                 491.490                242.644                            233.656
02/28/94                 472.341                240.435                            239.302
03/31/94                 440.426                225.628                            215.892
04/29/94                 347.075                222.702                            201.765
05/31/94                 338.298                223.259                            187.908
06/30/94                 382.979                215.120                            175.035
07/29/94                 338.298                219.530                            186.723
08/31/94                 363.830                233.518                            205.060
09/30/94                 363.830                232.924                            212.800
10/31/94                 427.660                237.462                            232.251
11/30/94                 427.660                229.562                            229.789
12/30/94                 478.724                230.266                            244.561
01/31/95                 548.937                231.545                            239.232
02/28/95                 593.618                243.738                            246.081
03/31/95                 561.703                250.841                            258.247
04/28/95                 568.086                258.888                            270.266
05/31/95                 523.405                265.665                            278.000
06/30/95                 580.852                286.760                            312.002
07/31/95                 628.724                307.435                            336.758
08/31/95                 721.278                313.767                            359.397
09/29/95                 721.278                320.672                            373.647

                    PROPOSED AMENDMENTS TO STOCK OPTION PLAN

DESCRIPTION OF THE PLAN AND PROPOSED AMENDMENTS

    The Digi International Inc. Stock Option Plan (the "Plan") was approved by stockholders on July 19, 1989 and, with respect to certain amendments which have been incorporated into the following description of the Plan, on January 28, 1991, January 27, 1992, and January 31, 1995. The Plan provides for the issuance of options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the issuance of nonstatutory stock options.

    The purpose of the Plan is to promote the interests of the Company and its stockholders by providing key personnel of the Company and any subsidiaries of the Company with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and any subsidiaries of the Company. It is also expected that the opportunity provided by the Plan to acquire a proprietary interest in the Company will aid the Company in attracting and retaining key personnel of outstanding ability.

    The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), which consists of not less than two directors who are "disinterested persons" as that term is defined in Rule 16b-3(c) promulgated under the Securities Exchange Act of 1934, as amended. Subject to the provisions of the Plan, the Committee may from time to time adopt such rules for the administration of the Plan as it deems appropriate.

    The Plan currently provides that the Committee may grant options to purchase shares of Common Stock of the Company, not to exceed 3,629,400 shares in the aggregate. No incentive stock options have been granted under the Plan. Nonstatutory stock options to purchase an aggregate of 1,974,820 shares of Common Stock were outstanding as of December 13, 1995 and held by 384 employees, including executive officers, under the Plan. At December 13, 1995, options to purchase an aggregate of 816,413 shares of Common Stock would be available for future stock option grants under the Plan. Options outstanding at December 13, 1995 have per share exercise prices ranging from $.50 to $29.25, or a weighted average per share exercise price of $19.15, and generally expire ten years from the date of grant of the option, on dates ranging between June 25, 1998 and November 10, 2005 (unless exercised prior to that time). Approximately 400 key employees are currently eligible to participate in the Plan.

SUMMARY DESCRIPTION OF THE PROPOSED AMENDMENTS

    On June 28, 1995, the Board of Directors adopted, subject to stockholder approval, certain amendments to the Plan's provisions relating to the grant of options to non-employee directors. The text of the Plan as proposed to be amended is set forth in Exhibit A to this Proxy Statement. The proposed amendments would do the following:

    1. Change the annual automatic grant of nonstatutory options to eligible non-employee directors from a grant of an option to purchase 7,500 shares of Common Stock to: (i) a non-elective grant of an option to purchase 1,500 shares of Common Stock and (ii) an election to receive an option to purchase 6,000 shares of Common Stock in lieu of cash compensation for the ensuing year. Under both the Plan as currently in effect and as proposed to be amended, an eligible person elected as a non-employee director between annual meetings would be entitled to receive an option to purchase a prorated number of shares.

    2. Provide for a one-time automatic grant, at the time such person is first elected as a non-employee director of the Company, of a nonstatutory option to purchase 5,000 shares of Common Stock to each eligible person who has not previously been a director of the Company.

    3. Shorten the normal vesting period for options granted to non-employee directors from five years to two. Provisions for accelerated vesting are the same under the Plan as currently in effect and as proposed to be amended.

    Under both the Plan as currently in effect and as proposed to be amended, options granted to non-employee directors have a ten year term and have an exercise price per share equal to the fair market value (as defined in the Plan) of a share of Common Stock of the Company on the date of grant. To be eligible to receive an option under the Plan, a non-employee director must not beneficially own more than 5% of the outstanding shares of Common Stock of the Company. If the proposed amendments to the Plan are not approved by stockholders, the Plan will not be amended and non-employee directors will continue to receive automatic annual grants of options to purchase 7,500 shares of Common Stock.

DESCRIPTION OF THE PLAN

    Shares issued upon exercise of options granted under the Plan shall be authorized and unissued shares of Common Stock of the Company or treasury stock. If any option lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such option may again be made subject to subsequently granted options under the Plan. The aggregate number of shares that may be made subject to options granted under the Plan, and the number of shares covered by an outstanding option and the purchase price per share of such option, may, at the discretion of the Committee, be adjusted to give effect to certain adjustments made during the term of the Plan or such option, as the case may be, in the number of shares of Common Stock of the Company outstanding through a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other relevant change.

    Incentive stock options and nonstatutory stock options may be granted under the Plan to employees of the Company or any subsidiary thereof. The Plan also provides that nonstatutory stock options may be granted to individuals or entities who are not "employees" but who provide services to the Company or any parent or subsidiary thereof in the capacity of an advisor or consultant, and must be granted to non-employee directors of the Company beneficially owning not more than 5% of the outstanding Common Stock. References in this description to "employment" shall include the providing of services in any such capacity or as a director.

    Nonstatutory options may also be granted in substitution for stock options held by employees of other corporations who are about to become employees of the Company or a subsidiary of the Company, or whose employer is about to become a subsidiary of the Company, as the result of a merger or consolidation of the Company or a subsidiary of the Company with another corporation, the acquisition by the Company or a subsidiary of the Company of all or substantially all of the assets of another corporation or the acquisition by the Company or a subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The Board of Directors of the Company has the discretion to vary the terms and conditions of any substitute options so granted from the terms and conditions set forth in the Plan to the extent that the Board of Directors deems appropriate to conform the substitute options to the options in substitution for which they are granted. The Board of Directors is not authorized to vary such terms and conditions so as to affect the status of any such substitute option as an incentive stock option under the Code.

    The Committee has complete discretion to select all optionees, other than non-employee directors, and to establish the terms and conditions for the grant, vesting and exercise of each option granted to each such optionee, subject in all cases to the provisions of the Plan. As of December 13, 1995, approximately 400 key employees, including executive officers, were eligible to receive option grants under the Plan. In determining the employees to whom options shall be granted and the number of shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion shall deem relevant. More than one option may be granted to the same employee. In the case of any incentive stock option, to the extent that the aggregate fair market value, determined at the time the option is granted, of shares of Common Stock of the Company with respect to which incentive stock options held by the option holder first become exercisable in any calendar year (under the Plan and any other plans of the Company and its parent and subsidiaries) exceeds $100,000, such options shall be treated as nonstatutory stock options.

    Under the terms of the Plan as currently in effect, each person who is a non-employee director and who beneficially owns not more than 5% of the outstanding Common Stock receives a nonstatutory stock option to purchase 7,500 shares of Common Stock each year at the conclusion of the annual meeting of stockholders of the Company at an exercise price equal to the fair market value (as defined in the Plan) of the Common Stock on the date of the grant. The Plan also provides that each eligible non-employee director who is elected between annual meetings of stockholders of the Company receives nonstatutory stock options subject to the identical terms and conditions as apply to options granted to eligible non-employee directors at the conclusion of each annual meeting, except that instead of being 7,500, the number of shares subject to such option is prorated.

    Under the proposed amendment, each person who is a non-employee director and who beneficially owns not more than 5% of the outstanding Common Stock would be given, each year at the conclusion of the annual meeting of stockholders of the Company, (i) a non-elective grant of a nonstatutory stock option to purchase 1,500 shares of Common Stock, and (ii) the right to elect to receive a nonstatutory stock option to purchase 6,000 shares of Common Stock in lieu of cash compensation for the ensuing year. See "Election of Directors -- Director Compensation" above. The proposed amendment also provides that each eligible non-employee director who is elected between annual meetings of the stockholders of the Company would be given (i) a nonstatutory stock option to purchase a prorated portion of the 1,500 shares of Common Stock, and (ii) the right to elect to receive, in lieu of cash compensation, a nonstatutory stock option to purchase a prorated portion of 6,000 shares of Common Stock.

    In addition, the proposed amendment would provide for an automatic initial one-time grant of a nonstatutory stock option to purchase 5,000 shares of Common Stock when a person who has not previously been a director of the Company (and who does not beneficially own more than 5% of the outstanding Common Stock of the Company) is first elected as a non-employee director.

    All options granted to non-employee directors under the Plan as currently in effect and as proposed to be amended have an exercise price per share equal to the fair market value (as defined in the Plan) of a share of Common Stock on the date of grant.

    Messrs. Drake, Eichhorn, Offerdahl, Sheth and Stanley are the only directors presently eligible to receive non-employee director stock option grants under the Plan. Each of them has elected to receive an option to purchase 6,000 shares of Common Stock in lieu of cash compensation for services as a director for the year following the 1996 Annual Meeting of Stockholders, provided that the proposed amendments to the Plan are approved by stockholders. Mr. Moroz would also be eligible to receive a non-employee director stock option under the Plan, provided he is not a part-time employee on the date of the 1996 Annual Meeting of Stockholders. Mr. Moroz's consulting agreement with the Company gives him the option of remaining a part-time employee or serving as an outside consultant.

    The   Plan  currently  provides   that  (i)  options   granted  to  eligible
non-employee directors at the conclusion of an annual meeting of stockholders vest as to 20% of the shares subject to the option on the date of each of the first through fifth subsequent annual meetings, and (ii) options granted to eligible non-employee directors between annual meetings vest as to 20% of the shares subject to the option on each of the first through fifth anniversaries of the date of grant.

    The proposed amendment provides that (i) options granted to eligible non-employee directors at the conclusion of an annual meeting of stockholders vest as to 50% of the shares subject to the option on the date of each of the first and second subsequent annual meetings, and (ii) options granted to eligible non-employee directors between annual meetings vest as to 50% of the shares subject to the option on each of the first and second anniversaries of the date of grant.

    Notwithstanding the foregoing regular vesting provisions, an option held by a non-employee director vests and becomes immediately exercisable upon the latest of (i) the date on which such director attains 62 years of age, (ii) the date on which such director has completed five years of Service (as hereinafter defined), and (iii) the first anniversary of the date of grant of such option or, if applicable, the annual meeting of stockholders next succeeding the annual meeting at which such option was granted. Any option granted to an eligible non-employee director on or after the first accelerated vesting date for such director automatically vests on the annual meeting of stockholders next succeeding the annual meeting at which such option was granted. "Service", for purposes of this provision, means service to the Company or any subsidiary of the Company in the capacity of an advisor, consultant, employee, officer or director, and Service as a director from an annual meeting of stockholders to the next succeeding annual meeting constitutes a year of Service, notwithstanding that such period may actually be more or less than one year.

    The exercise price for nonstatutory options granted under the Plan to optionees other than non-employee directors is determined by the Committee in its discretion and may be set at not less than 50% of the fair market value (as defined in the Plan) of the Company's Common Stock as of the date the option is granted. The exercise price for incentive stock options granted to optionees must be the fair market value (as defined in the Plan) of the Common Stock on the date of grant. If an incentive stock option is granted to an employee who owns, at the time of grant, more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company) (a "10% Stockholder"), the exercise price shall be at least 110% of the fair market value of the Company's Common Stock on the date of grant. The exercise price for options granted under the Plan may be paid in cash or, at the discretion of the optionee, by delivery to the Company of unencumbered shares of Common Stock of the Company having an aggregate fair market value on the date of exercise equal to the exercise price, or by a combination of cash and such shares. On December 13, 1995, the last reported sale price of the Company's Common Stock on the Nasdaq Stock Market was $23.00 per share.

    The Plan provides that options may be granted at any time prior to November 29, 2004. The date and time of approval by the Committee of the granting of an option shall be considered the date and time of the grant of such option. The term of each option is determined by the Committee but may not exceed ten years from the date the option is granted, or five years in the case of an incentive stock option granted to a 10% Stockholder. Each option and all rights to purchase shares thereunder also shall terminate three months after termination of the employment of an optionee (other than a non-employee director), or one year after termination of employment of an optionee who is disabled, or one year after the death of an optionee. No option granted under the Plan shall be assignable or transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

    In the event of the death or disability of an optionholder, options that were not previously exercisable will become immediately exercisable in full if such holder was continuously employed by the Company or a parent or subsidiary of the Company between the date the option was granted and the date of such disability, or, in the event of death, a date not more than three months prior to such death. Only the individual to whom an option is granted or his or her guardian or legal representative may exercise an option granted under the Plan, and only while such individual is an employee of the Company or of a parent or subsidiary thereof, and only if such individual has been continuously employed by the Company or a parent or subsidiary of the Company since the date the option was granted. An optionholder (other than a non-employee director) may, however, exercise the option within three months after termination of employment, to the extent the option was exercisable immediately prior to such termination, and may exercise the option within one year after termination if termination was the result of the disability of such individual, or, if the optionholder is a non-employee director, such optionholder may exercise the option after such individual ceases to be a director of the Company, to the extent the option was exercisable immediately prior to such individual's ceasing to be a director, and may exercise the option for only one year after such cessation, if cessation was the result of the disability of such individual. An option may be exercised after the death of the optionholder by such holder's legal representatives, heirs or legatees, but only within one year after the death of such optionholder. In no event shall any option be exercisable at any time after its expiration date.

    All options granted under the Plan will be evidenced by a written agreement in such form or forms as the Committee may from time to time determine. The agreement shall specify when each option granted under the Plan shall become exercisable.

    In the event of the proposed dissolution or liquidation of the Company or the proposed merger or consolidation of the Company with or into any other corporation, unless appropriate provision shall have been made in the event of a merger or consolidation for the protection of outstanding options granted under the Plan (a) by substitution, in lieu of such options, of options to purchase appropriate voting common stock (the "Survivor's Stock") of the corporation surviving the merger or consolidation or a parent corporation of the Company or the surviving corporation to be issuable upon the exercise of options, or (b) by delivery of a number of shares of the Survivor's Stock with a fair market value (as defined in the Plan) as of the effective date of such merger or consolidation equal to the product of the excess of the proceeds to be received per share of Common Stock covered by the option as of the effective date over the exercise price per share, times the number of shares covered by the option, the Committee shall declare that each outstanding option under the Plan shall be cancelled at the time of, or immediately prior to the occurrence of, such event in exchange for payment to each optionholder of cash equal to the amount, for each share covered by the cancelled option, by which the proceeds to be received per share of Common Stock exceeds the exercise price per share covered by such option. At the time of such declaration by the Committee, each option shall immediately become exercisable in full, and may be exercised prior to cancellation. The Plan shall terminate at the time of such cancellation, subject to the aforementioned payment obligations.

    The Board of Directors may at any time amend, suspend or discontinue the Plan; provided, however, that no amendment by the Board of Directors shall, without further approval of the stockholders of the Company, change the class of employees eligible to receive options, increase the total number of shares of Common Stock which may be made subject to options granted under the Plan or change the minimum purchase price for the exercise of an option granted under the Plan (except in the case of adjustments to give effect to certain adjustments made in the number of shares of Common Stock of the Company outstanding), increase the maximum period during which options may be exercised, extend the term of the Plan or change the terms, conditions or eligibility requirements of an option granted or to be granted to a non-employee director under the Plan.

FEDERAL TAX CONSIDERATIONS

    NONSTATUTORY STOCK OPTIONS. No taxable income to an optionee will be realized, and the Company will not be entitled to any related deduction, at the time any nonstatutory stock option is granted under the Plan. Generally, at the time shares are transferred to an optionee pursuant to the exercise of a nonstatutory stock option, the optionee will realize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the option price. The Company will be entitled to a deduction at the same time and in the same amount as the optionee is considered to have realized ordinary income as a result of exercise of a nonstatutory stock option. Upon disposition of the shares, any additional gain or loss realized by the optionee will be taxed as a capital gain or loss. The Company will not be entitled to a deduction with respect to the disposition of shares by an optionee.

    Delivery of shares upon exercise of a nonstatutory stock option shall be subject to any required withholding taxes. A person exercising such an option may, as a condition precedent to receiving the shares, be required to pay the Company a cash amount equal to the amount of such required withholdings. The Committee may, but is not required to, permit an optionee to elect to cover all or any part of any required withholding taxes through a reduction in the number of shares of Common Stock delivered to the optionee.

    INCENTIVE STOCK OPTIONS. No taxable income to an optionee will be realized, and the Company will not be entitled to any related deduction, at the time any incentive stock option is granted under the Plan. If certain statutory employment and holding period conditions are satisfied before the optionee disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by an optionee will generally be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by an optionee after the expiration of the statutory holding periods. Except in the event of death, if shares acquired by an optionee upon the exercise of an incentive stock option are disposed of by such optionee before the expiration of the statutory holding periods (a "disqualifying disposition"), such optionee will be considered to have realized as compensation in the year of disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction, at the same time and in the same amount as the optionee is deemed to have realized such ordinary income. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the optionee pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the optionee will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

          THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE DIGI INTERNATIONAL INC. STOCK OPTION PLAN.

                PROPOSAL TO APPROVE THE DIGI INTERNATIONAL INC.
                          EMPLOYEE STOCK PURCHASE PLAN

ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN BY THE BOARD

    On November 10, 1995, the Board of Directors adopted the Digi International Inc. Employee Stock Purchase Plan (the "Purchase Plan") and directed that the Purchase Plan be submitted for approval by the stockholders at the 1996 Annual Meeting of Stockholders. If approved by the stockholders, the Purchase Plan will become effective April 1, 1996.

PURPOSE

    The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of its Common Stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

    The Purchase Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the provisions of the Purchase Plan, the Committee is authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan, and to make such uniform rules as may be necessary to carry out its provisions.

ELIGIBILITY AND NUMBER OF SHARES

    Up to 500,000 shares of Common Stock of the Company are available for distribution under the Purchase Plan, subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of Common Stock by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions. Shares delivered pursuant to the Purchase Plan may be newly issued shares or treasury shares previously acquired by the Company.

    Any employee of the Company or a parent or subsidiary corporation of the Company (including officers and any directors who are also employees) will be eligible to participate in the Purchase Plan for any Purchase Period (as defined below) so long as, on the first day of such Purchase Period, the employee has completed at least 90 days of continuous service and is customarily employed at least 20 hours per week. "Purchase Period" means each quarter of the Company's fiscal year.

    Any eligible employee may elect to become a participant in the Purchase Plan for any Purchase Period by filing an enrollment form in advance of the Purchase Period to which it relates. The enrollment form will authorize payroll deductions beginning with the first payday in such Purchase Period and continuing until the employee modifies his or her authorization, withdraws from the Purchase Plan or ceases to be eligible to participate.

    No employee may participate in the Purchase Plan if such employee would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

    The Company currently has approximately 605 employees who are eligible to participate in the Purchase Plan.

PARTICIPATION

    An eligible employee who elects to participate in the Purchase Plan will authorize the Company to make payroll deductions of a specified whole percentage from 1% to 10% of the employee's gross cash compensation. A participant may, at any time during a Purchase Period, direct the Company to adjust the amount of deductions (within those limits) or make no further deductions, as set forth in greater detail in the Purchase Plan. A participant may also elect to withdraw from the Purchase Plan at any time before the end of a Purchase Period. In the event of a withdrawal, all future payroll deductions will cease and the amounts withheld will be paid to the participant in cash within 15 days. Any participant who stops payroll deductions may not thereafter resume payroll deductions for that Purchase Period, and any participant who withdraws from the Purchase Plan will not be eligible to reenter the Purchase Plan until the next succeeding Purchase Period.

    Amounts withheld under the Purchase Plan will be held by the Company as part of its general assets until the end of the Purchase Period and then applied to the purchase of Common Stock of the Company as described below. No interest will be credited to a participant for amounts withheld.

PURCHASE OF STOCK

    Amounts withheld for a participant in the Purchase Plan will be used to purchase Common Stock of the Company as of the last day of the Purchase Period at a price equal to the 85% of the lesser of the Fair Market Value (as defined in the Purchase Plan) of a share of Common Stock on either the first or last day of the Purchase Period. All amounts so withheld will be used to purchase the number of shares of Common Stock (including fractional shares) that can be purchased with such amount, unless the participant has properly notified the Company that he or she elects to purchase a lesser number of shares or to receive the entire amount in cash.

    If purchases by all participants would exceed the number of shares of Common Stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares. Any amount not used to purchase shares of Common Stock will be refunded to the participant in cash.

    Shares of Common Stock acquired by each participant will be held in a general account maintained for the benefit of all participants. Certificates for the number of whole shares of Common Stock purchased by a participant will be issued and delivered to him or her only upon the request of such participant or his or her representative. No certificates for fractional shares will be issued and participants will instead receive cash representing any fractional share. Dividends with respect to a participant's shares held in the general account will, at the election of the participant, either be paid to the participant in cash or reinvested in additional shares of Common Stock of the Company. If a participant fails to make such an election, all dividends with respect to the participant's shares held in the general account will automatically be reinvested to purchase additional shares of Common Stock of the Company. Each participant will be entitled to vote all shares held for the benefit of such participant in the general account.

    No more than $25,000 in Fair Market Value (determined on the first day of the respective Purchase Periods) of shares of Common Stock may be purchased under the Purchase Plan and all other employee stock purchase plans, if any, of the Company and any parent or subsidiary corporation of the Company by any participant for each calendar year.

DEATH, DISABILITY, RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT

    If the employment of a participant is terminated for any reason, including death, disability or retirement, the amounts previously withheld will be applied to the purchase of shares of Common Stock as of the last day of the Purchase Period in which the participant's employment terminated, unless the participant has properly notified the Company prior to the last day of such Purchase Period that he or she elects to receive a refund of all amounts previously withheld.

RIGHTS NOT TRANSFERABLE

    The rights of a participant under the Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Purchase Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.

AMENDMENT OR MODIFICATION

    The Board of Directors may at any time amend the Purchase Plan in any respect which shall not adversely affect the rights of participants pursuant to shares previously acquired under the Purchase Plan, provided that approval by the stockholders of the Company is required to (i) increase the number of shares of Common Stock to be reserved under the Purchase Plan (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and similar transactions), (ii) decrease the minimum purchase price, (iii) withdraw the administration of the Purchase Plan from the Committee, or (iv) change the definition of employees eligible to participate in the Purchase Plan.

TERMINATION

    All rights of participants in any offering under the Purchase Plan will terminate at the earlier of (i) the day that participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after 30 days' notice has been given to all participants. Upon termination of the Purchase Plan, shares of Common Stock will be issued to participants in accordance with the terms of the Purchase Plan, and cash, if any, previously withheld and not used to purchase Common
Stock will be refunded to the participants, as if the Purchase Plan were terminated at the end of a Purchase Period.

FEDERAL TAX CONSIDERATIONS

    Participants will not recognize any income as a result of participation in the Purchase Plan until the disposal of shares acquired under the Purchase Plan or the death of the participant. Participants who hold their shares for more than one year or die while holding their shares will recognize ordinary income in the year of disposition or death equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition or death over the purchase price paid by the participant or (ii) the excess of the fair market value of the shares on the first day of the Purchase Period over the purchase price paid by the participant. If the holding period has been satisfied when the participant sells the shares or if the participant dies while holding the shares, the Company will not be entitled to any deduction in connection with the transfer of such shares to the participant.

    Participants who hold their shares for less than one year after the shares are transferred to them will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, the Company generally will be entitled to a deduction at the same time and in the same amount as the ordinary income realized by the participants.

    Participants will have a basis in their shares equal to the purchase price of their shares plus any amount that must be treated as ordinary income at the time of disposition of the shares. Any additional gain or loss realized on the disposition of shares acquired under the Purchase Plan will be capital gain or loss.

COPY OF PURCHASE PLAN

    The full text of the Purchase Plan is set forth as Exhibit B to this Proxy Statement, to which Exhibit reference is made for a complete statement of the terms of the Purchase Plan.

          THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE
             DIGI INTERNATIONAL INC. EMPLOYEE STOCK PURCHASE PLAN.

                      RELATIONSHIP WITH AND APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of Coopers & Lybrand L.L.P., independent public accountants, has been the auditors for the Company since 1986. Upon the recommendation of the Audit Committee, the Board of Directors has again selected Coopers & Lybrand L.L.P. to serve as the Company's independent public accountants for the fiscal year ending September 30, 1996, subject to ratification by the stockholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification in order to ascertain the view of the stockholders. If the selection is not ratified, the Board of Directors will reconsider its selection.

    A representative of Coopers & Lybrand L.L.P. will be present at the annual meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

                               ADDITIONAL MATTERS

    The Annual Report of the Company for the fiscal year ended September 30, 1995, including financial statements, is being mailed with this Proxy Statement.

    As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the annual meeting other than those referred to herein. If any other matters properly come before the annual meeting calling for a vote of stockholders, it is intended that the shares represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.

                                         By Order of the Board of Directors,

                                                       [LOGO]
                                         James E. Nicholson
                                          SECRETARY

Dated:  December 27, 1995

                                                                       EXHIBIT A

                            DIGI INTERNATIONAL INC.
                               STOCK OPTION PLAN
                            AS AMENDED AND RESTATED*

    1. PURPOSE OF PLAN. The purpose of this Digi International Inc. Stock Option Plan (the "Plan"), is to promote the interests of Digi International Inc., a Delaware corporation (the "Company"), and its stockholders by providing key personnel of the Company and its subsidiaries with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability.

    2. ADMINISTRATION OF PLAN. This Plan shall be administered by a committee of two or more directors (the "Committee") appointed by the Company's board of directors (the "Board"). No person shall serve as a member of the Committee unless such person shall be a "disinterested person" as that term is defined in Rule 16b-3(c), promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), or any successor statute or regulation comprehending the same subject matter. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Subject to the provisions of this Plan, the Committee may from time to time adopt such rules for the administration of this Plan as it deems appropriate. The decision of the Committee on any matter affecting this Plan or the rights and obligations arising under this Plan or any option granted hereunder, shall be final, conclusive and binding upon all persons, including without limitation the Company, stockholders, employees and optionees. To the full extent permitted by law, no member of the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan or any option granted hereunder.

    Notwithstanding any contrary provisions of this Plan, the Committee shall have no discretion with respect to the granting of options to any Outside Director (as hereinafter defined) or to alter or amend any terms, conditions and eligibility requirements of an option granted or to be granted to any Outside Director under this Plan, it being understood that the granting and terms, conditions and eligibility requirements of such options are governed solely by the provisions set forth in this Plan pertaining thereto.

    3. SHARES SUBJECT TO PLAN. The shares that may be made subject to options granted under this Plan shall be authorized and unissued shares of common stock (the "Common Shares") of the Company, $.01 par value, or Common Shares held in treasury, and they shall not exceed 3,629,400 in the aggregate, except that, if any option lapses or terminates for any reason before such option has

------------------------
* BOLD TEXT INDICATES AMENDMENT SUBMITTED FOR STOCKHOLDER APPROVAL; [brackets indicate deletions]; also gives effect to a two-for-one stock split effected in the form of a stock dividend distributed to stockholders on March 1, 1991, a three-for-two stock split effected in the form of a stock dividend distributed to stockholders on March 31, 1992 and all amendments to the Plan through December 13, 1995.

been completely exercised, the Common Shares covered by the unexercised portion of such option may again be made subject to options granted under this Plan. Appropriate adjustments in the number of shares and in the purchase price per share may be made by the Committee in its sole discretion to give effect to adjustments made in the number of outstanding Common Shares of the Company through a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other relevant change, provided that fractional shares shall be rounded to the nearest whole share.

    4. ELIGIBLE PARTICIPANTS. Options may be granted under this Plan to any key employee of the Company or any subsidiary thereof, including any such employee who is also an officer or director of the Company or any subsidiary thereof. Nonstatutory stock options, as defined in paragraph 5(a) hereof, also shall be granted to directors of the Company who are not employees of the Company or any subsidiary thereof (the "Outside Directors") in accordance with paragraph 6 hereof and may also be granted to other individuals or entities who are not "employees" but who provide services to the Company or a parent or subsidiary thereof in the capacity of an advisor or consultant. Options granted to Outside Directors shall have the terms and conditions specified in paragraph 6 and elsewhere in this Plan (other than paragraph 5) and options granted to employees and other individuals or entities shall have the terms and conditions specified in paragraph 5 and elsewhere in this Plan (other than paragraph 6). References herein to "employment" and similar terms shall include the providing of services in any such capacity or as a director.

    5.  TERMS AND CONDITIONS OF EMPLOYEE OPTIONS.

    (a) Subject to the terms and  conditions of this Plan (other than  paragraph
6), the Committee may, from time to time prior to November 29, 2004, grant to such eligible employees as the Committee may determine options to purchase such number of Common Shares of the Company on such terms and conditions as the Committee may determine; provided, however, that no employee may be granted options with respect to more than 250,000 Common Shares during any calendar year. In determining the employees to whom options shall be granted and the number of Common Shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion shall deem relevant. The date and time of approval by the Committee of the granting of an option shall be considered the date and the time of the grant of such option. The Committee in its sole discretion may designate whether an option is to be considered an "incentive stock option" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or any amendment thereto (the "Code")) or a nonstatutory stock option (an option granted under this Plan that is not intended to be an "incentive stock option"). The Committee may grant both incentive stock options and nonstatutory stock options to the same individual. However, if an incentive stock option and a nonstatutory stock option are awarded simultaneously, such options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one such option affect the right to exercise the other. To the extent that the aggregate Fair Market Value (as defined in paragraph 5(c)) of Common Shares with respect to which incentive stock options (determined without regard to this sentence) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as nonstatutory stock options.

    (b) The purchase price of each Common Share subject to an option granted pursuant to this paragraph 5 shall be fixed by the Committee. For nonstatutory stock options, such purchase price may be set at not less that 50% of the Fair Market Value (as defined below) of a Common Share on the date of grant. For incentive stock options, such purchase price shall be no less than 100% of the Fair Market Value of a Common Share on the date of grant, provided that if such incentive stock option is granted to an employee who owns, or is deemed under Section 424(d) of the Code to own, at the time such option is granted, stock of the Company (or of any parent or subsidiary of the Company) possessing more than 10% of the total combined voting power of all classes of stock therein (a "10% Stockholder"), such purchase price shall be no less than 110% of the Fair Market Value of a Common Share on the date of grant.

    (c) For purposes of this Plan, the "Fair Market Value" of a Common Share at a specified date shall, unless otherwise expressly provided in this Plan, mean the closing sale price of a Common Share on the date immediately preceding such date or, if no sale of such shares shall have occurred on that date, on the next preceding day on which a sale of such shares occurred, on the Composite Tape for New York Stock Exchange listed shares or, if such shares are not quoted on the Composite Tape for New York Stock Exchange listed shares, on the principal United States securities exchange registered under the Act, on which the shares are listed, or, if such shares are not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System or any similar system then in use or, if such shares are not included in the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System or any similar system then in use, the mean between the closing "bid" and the closing "asked" quotation of such a share on the date immediately preceding the date as of which such Fair Market Value is being determined, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a quotation is made, on the National Association of Securities Dealers, Inc. Automated Quotation System or any similar system then in use, provided that if the shares in question are not quoted on any such system, Fair Market Value shall be what the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question. Notwithstanding anything stated in this paragraph, if the applicable securities exchange or system has closed for the day by the time the determination is being made, all references in this paragraph to the date immediately preceding the date in question shall be deemed to be references to the date in question.

    (d) Each option agreement provided for in paragraph 14 hereof shall specify when each option granted under this Plan shall become exercisable.

    (e) Each option granted pursuant to this paragraph 5 and all rights to purchase shares thereunder shall cease on the earliest of:

        (i) ten years after the date such option is granted (or in the case of an incentive stock option granted to a 10% Stockholder, five years after the date such option is granted) or on such date prior thereto as may be fixed by the Committee on or before the date such option is granted;

        (ii) the expiration of the period after the termination of the optionee's employment within which the option is exercisable as specified in paragraph 8(b) or 8(c), whichever is applicable; or

       (iii) the date, if any, fixed for cancellation pursuant to paragraph 9 of this Plan.

In no event shall any option be exercisable at any time after its original expiration date. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

    6.  TERMS AND CONDITIONS OF OUTSIDE DIRECTOR OPTIONS.

    (a)  Subject to the terms and conditions  of this Plan (other than paragraph
5), the Committee shall grant options to each Outside Director who is not on the date such option would be granted the beneficial owner (as defined in Rule 13d-3 under the Act) of more than 5% of the outstanding Common Shares, on the terms and conditions set forth in this paragraph 6. During the term of this Plan and provided that sufficient Common Shares are available pursuant to paragraph 3:

        (i) each person who is an Outside Director at the conclusion of each Annual Meeting of Stockholders HELD PRIOR TO THE DATE OF THE 1996 ANNUAL MEETING OF STOCKHOLDERS shall be granted a nonstatutory stock option on the date of such Annual Meeting of Stockholders. The date of such Annual Meeting of Stockholders also shall be the date of grant for options granted pursuant to this subparagraph 6(a)(i). The number of Common Shares covered by each such option shall be 15,000 (7,500 on or after the 1992 Annual Meeting of Stockholders);

        (ii) each person who is elected to be an Outside Director between Annual Meetings of Stockholders AND PRIOR TO THE DATE OF THE 1996 ANNUAL MEETING OF STOCKHOLDERS shall be granted a nonstatutory stock option. The date such person is elected to be an Outside Director of the Company [(the "Date of Election")] by the Board shall be the date of grant for such options granted pursuant to this subparagraph 6(a)(ii). The number of Common Shares covered by each such option shall be 15,000 (7,500 on or after the 1992 Annual Meeting of Stockholders) multiplied by a fraction, the numerator of which shall be 12 minus the number of whole 30-day months that have elapsed from the date of the most recent Annual Meeting of Stockholders to the [Date of Election of such] DATE SUCH PERSON IS ELECTED TO BE AN Outside Director, and the denominator of which shall be 12;

       (III) EACH PERSON WHO IS ELECTED TO BE AN OUTSIDE DIRECTOR AT ANY TIME ON OR AFTER THE DATE OF THE 1996 ANNUAL MEETING OF STOCKHOLDERS AND WHO WAS NOT AT ANY TIME PREVIOUSLY A DIRECTOR OF THE COMPANY SHALL BE GRANTED A NONSTATUTORY STOCK OPTION. THE DATE SUCH PERSON IS ELECTED TO BE AN OUTSIDE DIRECTOR OF THE COMPANY SHALL BE THE DATE OF GRANT FOR SUCH OPTIONS GRANTED PURSUANT TO THIS SUBPARAGRAPH 6(A)(III). THE NUMBER OF COMMON SHARES COVERED BY EACH SUCH OPTION SHALL BE 5,000;

       (IV) EACH PERSON WHO IS AN OUTSIDE DIRECTOR AT THE CONCLUSION OF THE 1996 ANNUAL MEETING OF STOCKHOLDERS AND AT THE CONCLUSION OF EACH ANNUAL MEETING OF STOCKHOLDERS THEREAFTER SHALL BE GRANTED A NONSTATUTORY STOCK OPTION ON THE DATE OF SUCH ANNUAL MEETING OF STOCKHOLDERS. THE DATE OF SUCH ANNUAL MEETING OF STOCKHOLDERS SHALL ALSO BE THE DATE OF GRANT FOR OPTIONS GRANTED PURSUANT TO THIS SUBPARAGRAPH 6(A)(IV). THE NUMBER OF COMMON SHARES COVERED BY EACH SUCH OPTION SHALL BE 1,500;

        (V) EACH PERSON WHO IS ELECTED TO BE AN OUTSIDE DIRECTOR BETWEEN ANNUAL MEETINGS OF STOCKHOLDERS AND AFTER THE DATE OF THE 1996 ANNUAL MEETING OF STOCKHOLDERS SHALL BE GRANTED A NONSTATUTORY STOCK OPTION. THE DATE SUCH PERSON IS ELECTED TO BE AN OUTSIDE DIRECTOR OF THE COMPANY BY THE BOARD SHALL BE THE DATE OF GRANT FOR SUCH OPTIONS GRANTED PURSUANT TO THIS SUBPARAGRAPH 6(A)(V). THE NUMBER OF COMMON SHARES COVERED BY EACH SUCH OPTION SHALL BE 1,500 MULTIPLIED BY A FRACTION, THE NUMERATOR OF WHICH SHALL BE 12 MINUS THE NUMBER OF WHOLE 30-DAY MONTHS THAT HAVE ELAPSED FROM THE DATE OF THE MOST RECENT ANNUAL MEETING OF STOCKHOLDERS TO THE DATE SUCH PERSON IS ELECTED TO BE AN OUTSIDE DIRECTOR, AND THE DENOMINATOR OF WHICH SHALL BE 12;

       (VI) EACH PERSON WHO IS AN OUTSIDE DIRECTOR AT THE CONCLUSION OF THE 1996 ANNUAL MEETING OF STOCKHOLDERS AND EACH ANNUAL MEETING OF STOCKHOLDERS THEREAFTER MAY ELECT IN WRITING TO BE GRANTED A

    NONSTATUTORY STOCK OPTION ON THE DATE OF SUCH ANNUAL MEETING OF STOCKHOLDERS IN LIEU OF ALL CASH COMPENSATION TO WHICH SUCH OUTSIDE DIRECTOR WOULD BE ENTITLED FOR THE BOARD YEAR OF THE COMPANY COMMENCING WITH SUCH ANNUAL MEETING OF STOCKHOLDERS. THE DATE OF SUCH ANNUAL MEETING OF STOCKHOLDERS SHALL ALSO BE THE DATE OF GRANT FOR OPTIONS GRANTED PURSUANT TO THIS SUBPARAGRAPH 6(A)(VI). THE NUMBER OF COMMON SHARES COVERED BY EACH SUCH OPTION SHALL BE 6,000. ANY SUCH ELECTION BY AN OUTSIDE DIRECTOR SHALL BE IRREVOCABLE AND MUST BE RECEIVED BY THE COMPANY AT LEAST SIX MONTHS PRIOR TO THE DATE IT IS TO BECOME EFFECTIVE, OR SUCH SHORTER PERIOD PRIOR TO THE DATE IT IS TO BECOME EFFECTIVE AS THE COMMITTEE MAY PERMIT; AND

       (VII) EACH PERSON WHO IS ELECTED TO BE AN OUTSIDE DIRECTOR BETWEEN ANNUAL MEETINGS OF STOCKHOLDERS AND AFTER THE DATE OF THE 1996 ANNUAL MEETING OF STOCKHOLDERS MAY ELECT IN WRITING TO BE GRANTED A NONSTATUTORY STOCK OPTION IN LIEU OF ALL CASH COMPENSATION TO WHICH SUCH OUTSIDE DIRECTOR WOULD OTHERWISE BE ENTITLED FOR THE PERIOD COMMENCING WITH THE DATE SUCH PERSON IS ELECTED TO BE AN OUTSIDE DIRECTOR OF THE COMPANY BY THE BOARD AND ENDING ON THE DATE OF THE NEXT ANNUAL MEETING OF STOCKHOLDERS. THE DATE SUCH PERSON IS ELECTED TO BE AN OUTSIDE DIRECTOR OF THE COMPANY BY THE BOARD SHALL BE THE DATE OF GRANT FOR SUCH OPTIONS GRANTED PURSUANT TO THIS SUBPARAGRAPH 6(A)(VII). THE NUMBER OF COMMON SHARES COVERED BY EACH SUCH OPTION SHALL BE 6,000 MULTIPLIED BY A FRACTION, THE NUMERATOR OF WHICH SHALL BE 12 MINUS THE NUMBER OF WHOLE 30-DAY MONTHS THAT HAVE ELAPSED FROM THE DATE OF THE MOST RECENT ANNUAL MEETING OF STOCKHOLDERS TO THE DATE SUCH PERSON IS ELECTED TO BE AN OUTSIDE DIRECTOR, AND THE DENOMINATOR OF WHICH SHALL BE 12. SUCH ELECTION BY AN OUTSIDE DIRECTOR SHALL BE IRREVOCABLE AND MUST BE RECEIVED BY THE COMPANY AT LEAST SIX MONTHS PRIOR TO THE DATE IT IS TO BECOME EFFECTIVE, OR SUCH SHORTER PERIOD PRIOR TO THE DATE IT IS TO BECOME EFFECTIVE AS THE COMMITTEE MAY PERMIT.

    (b) The purchase price of each Common Share subject to an option granted to an Outside Director pursuant to this paragraph 6 shall be the Fair Market Value of a Common Share on the date of grant.

    (c)(i)
        Subject to the provisions of paragraphs 6(e) and 6(f) hereof, the options granted to Outside Directors pursuant to subparagraph 6(a)(i)
shall vest and become exercisable in accordance with the following schedule:

                       ANNUAL MEETING                           CUMULATIVE PERCENTAGE
                       OF STOCKHOLDERS                           BECOMING EXERCISABLE
-------------------------------------------------------------  ------------------------
One Year After Grant.........................................               20%
Two Years After Grant........................................               40%
Three Years After Grant......................................               60%
Four Years After Grant.......................................               80%
Five Years After Grant.......................................              100%

        (ii) Subject to the provisions of paragraph 6(e) hereof, the options granted to Outside Directors pursuant to subparagraph 6(a)(ii) shall vest and become exercisable in accordance with the following schedule:

ANNIVERSARY OF THE                                              CUMULATIVE PERCENTAGE
DATE OF GRANT                                                    BECOMING EXERCISABLE
-------------------------------------------------------------  ------------------------
One Year After Grant.........................................               20%
Two Years After Grant........................................               40%
Three Years After Grant......................................               60%
Four Years After Grant.......................................               80%
Five Years After Grant.......................................              100%

       (III) SUBJECT TO THE PROVISIONS OF PARAGRAPHS 6(E) AND 6(F) HEREOF, (X) OPTIONS GRANTED TO OUTSIDE DIRECTORS PURSUANT TO SUBPARAGRAPH 6(A)(IV) AND
    (VI) AND (Y) OPTIONS GRANTED TO OUTSIDE DIRECTORS PURSUANT TO SUBPARAGRAPH 6(A)(III) IF THE DATE OF GRANT OF SUCH OPTIONS IS THE DATE OF AN ANNUAL MEETING OF STOCKHOLDERS SHALL VEST AND BECOME EXERCISABLE IN ACCORDANCE WITH THE FOLLOWING SCHEDULE:

ANNUAL MEETING                                                   CUMULATIVE PERCENTAGE
OF STOCKHOLDERS                                                  BECOMING EXERCISABLE
-------------------------------------------------------------  -------------------------
ONE YEAR AFTER GRANT.........................................                50%
TWO YEARS AFTER GRANT........................................               100%

       (IV) SUBJECT TO THE PROVISIONS OF PARAGRAPH 6(E) AND 6(F) HEREOF, (X) THE OPTIONS GRANTED TO OUTSIDE DIRECTORS PURSUANT TO SUBPARAGRAPHS 6(A)(V) AND
    (VII) AND (Y) OPTIONS GRANTED TO OUTSIDE DIRECTORS PURSUANT TO SUBPARAGRAPH 6(A)(III) IF THE DATE OF GRANT OF SUCH OPTIONS IS A DATE OTHER THAN THE DATE OF AN ANNUAL MEETING OF STOCKHOLDERS SHALL VEST AND BECOME EXERCISABLE IN ACCORDANCE WITH THE FOLLOWING SCHEDULE:

ANNIVERSARY OF THE                                               CUMULATIVE PERCENTAGE
DATE OF GRANT                                                    BECOMING EXERCISABLE
-------------------------------------------------------------  -------------------------
ONE YEAR AFTER GRANT.........................................                50%
TWO YEARS AFTER GRANT........................................               100%

    (d) Notwithstanding the terms of paragraphs 6(a), 6(b) and 6(c) hereof, options shall be granted to Willis K. Drake ("Drake") and to Richard E. Eichhorn ("Eichhorn"), on the effective date of the merger (the "Merger") of Digiboard, Inc., a Minnesota corporation, with and into the Company, to purchase (i) 15,000 Common Shares at a purchase price of $.50 per share, in substitution for options previously granted to Drake and Eichhorn on October 1, 1987 (the "1987 Options"), which 1987 Options shall vest and become exercisable in accordance with the following schedule:

                                                                CUMULATIVE PERCENTAGE
DATE                                                             BECOMING EXERCISABLE
-------------------------------------------------------------  ------------------------
Effective Date of this Plan..................................               20%
October 1, 1989..............................................               40%
October 1, 1990..............................................               60%
October 1, 1991..............................................               80%
October 1, 1992..............................................              100%

and (ii) 15,000 Common Shares at a purchase price of $.50 per share, in substitution for options previously granted to Drake and Eichhorn on October 1, 1988 (the "1988 Options"), which 1988 Options shall vest and become exercisable in accordance with the following schedule:

                                                                CUMULATIVE PERCENTAGE
DATE                                                             BECOMING EXERCISABLE
-------------------------------------------------------------  ------------------------
October 1, 1989..............................................               20%
October 1, 1990..............................................               40%
October 1, 1991..............................................               60%
October 1, 1992..............................................               80%
October 1, 1993..............................................              100%

    (e) Notwithstanding the vesting schedules set forth in paragraphs 6(c) and 6(d) hereof, an option held by an Outside Director shall vest and become immediately exercisable upon the latest of (i) the date on which such Outside Director attains 62 years of age, (ii) the date on which such Outside Director has completed five years of Service (as hereinafter defined) and (iii) the first anniversary of the date of grant of such option or, if applicable, the Annual Meeting of Stockholders next succeeding the Annual Meeting at which such option was granted. Any option granted to an Outside Director on or after the first accelerated vesting date for such Outside Director shall automatically vest on the Annual Meeting of Stockholders next succeeding the Annual Meeting at which such option was granted. As used herein, "Service" shall mean service to the Company or any subsidiary thereof in the capacity of any advisor, consultant, employee, officer or director, and Service as a director from an Annual Meeting of Stockholders to the next succeeding Annual Meeting shall constitute a year of Service, notwithstanding that such period may actually be more or less than one year.

    (f) Each option granted to an Outside Director pursuant to this paragraph 6 and all rights to purchase shares thereunder shall terminate on the earliest of:

        (i) ten years after the date such option is granted; provided, however, that the 1987 Options shall terminate on September 30, 1997, and the 1988 Options shall terminate on September 30, 1998;

        (ii) the expiration of the period specified in paragraph 8(b) or 8(c), whichever is applicable, after an Outside Director ceases to be a director of the Company; or

       (iii) the date, if any, fixed for cancellation pursuant to paragraph 9 of this Plan.

In no event shall such option be exercisable at any time after its original expiration date. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

    7. MANNER OF EXERCISING OPTIONS. A person entitled to exercise an option granted under this Plan may, subject to its terms and conditions and the terms and conditions of this Plan, exercise it in whole at any time, or in part from time to time, by delivery to the Company at its principal executive office, to the attention of its President, of written notice of exercise, specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full of the purchase price of the shares to be purchased at the time. The purchase price of each share on the exercise of any option shall be paid in full in cash (including check, bank draft or money order) at the time of exercise or, at the discretion of the holder of the option, by delivery to the Company of unencumbered Common Shares having an aggregate Fair Market Value on the date of exercise equal to the purchase price, or by a combination of cash and such unencumbered Common Shares. No shares shall be issued until full payment therefor has been made, and the granting of an option to an individual shall give such individual no rights as a stockholder except as to shares issued to such individual.

    8.  TRANSFERABILITY AND TERMINATION OF OPTIONS.

    (a) During the lifetime of an optionee, only such optionee or his or her guardian or legal representative may exercise options granted under this Plan. No option granted under this Plan shall be assignable or transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder.

    (b) During the lifetime of an optionee, an option may be exercised only while the optionee is an employee of the Company or of a parent or subsidiary thereof, and only if such optionee has been continuously so employed since the date the option was granted, except that:

        (i) an option granted to an individual who is not an Outside Director shall continue to be exercisable for three months after termination of such individual's employment but only to the extent that the option was exercisable immediately prior to such individual's termination of employment, and an option granted to an individual who is an Outside Director shall continue to be exercisable after such Outside Director ceases to be a director of the Company but only to the extent that the option was exercisable immediately prior to such Outside Director's ceasing to be a director;

        (ii) in the case of an employee  who is disabled (within the meaning  of
    Section 22(e)(3) of the Code) while employed, such individual or his or her legal representative may exercise the option within one year after termination of such individual's employment; and

       (iii) as to any individual whose termination occurs following a declaration pursuant to paragraph 9 of this Plan, such individual may exercise the option at any time permitted by such declaration.

    (c) An option may be exercised after the death of the optionee by such individual's legal representatives, heirs or legatees, but only within one year after the death of such optionee.

    (d) In the event of the disability (within the meaning of Section 22(e)(3) of the Code) or death of an optionee, any option held by such individual or his or her legal representative that was not previously exercisable shall become immediately exercisable in full if the disabled or deceased individual shall have been continuously employed by the Company or a parent or subsidiary thereof between the date such option was granted and the date of such disability, or, in the event of death, a date not more than three months prior to such death.

    9. DISSOLUTION, LIQUIDATION, MERGER. In the event of (a) a proposed merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, unless appropriate provision shall have been made for the protection of the outstanding options granted under this Plan by the substitution, in lieu of such options, of options to purchase appropriate voting common stock (the "Survivor's Stock") of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, or, alternatively, by the delivery of a number of shares of the Survivor's Stock which has a Fair Market Value as of the effective date of such merger or consolidation equal to the product of (i) the excess of (x) the Event Proceeds per Common Share (as hereinafter defined) covered by the option as of such effective date, over (y) the option price per Common Share, times (ii) the number of Common Shares covered by such option, or
(b) the proposed dissolution or liquidation of the Company (such merger, consolidation, dissolution or liquidation being herein called an "Event"), the Committee shall declare, at least ten days prior to the actual effective date of an Event, and provide written notice to each optionee of the declaration, that each outstanding option, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, the Event (unless it shall have been exercised prior to the occurrence of the Event) in exchange for payment to each optionee, within ten days after the Event, of cash equal to the amount (if any), for each Common Share covered by the cancelled option, by which the Event Proceeds per Common Share (as hereinafter defined) exceeds the exercise price per Common Share covered by such option. At the time of the declaration provided for in the immediately preceding sentence, each option shall immediately become exercisable in full and each optionee shall have the right, during the period preceding the time of cancellation of the option, to exercise his or her option as to all or any part of the Common Shares covered thereby. Each outstanding option granted pursuant to this Plan that shall not have been exercised prior to the Event shall be cancelled at the time of, or immediately prior to, the Event, as provided in the declaration, and this Plan shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph 9. For purposes of this paragraph, "Event Proceeds per Common Share" shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Common Share by the stockholders of the Company upon the occurrence of the Event.

    10. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company or a subsidiary of the Company, or whose employer is about to become a subsidiary of the Company, as the result of a merger or consolidation of the Company or a subsidiary of the Company with another corporation, the acquisition by the Company or a subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are incentive stock options, no such variation shall be permitted which affects the status of any such substitute option as an incentive stock option under Section 422A of the Code.

    11. TAX WITHHOLDING. Delivery of Common Shares upon exercise of any nonstatutory stock option granted under this Plan shall be subject to any required withholding taxes. A person exercising such an option may, as a condition precedent to receiving the Common Shares, be required to pay the Company a cash amount equal to the amount of any required withholdings. In lieu of all or any part of such a cash payment, the Committee may, but shall not be required to, permit the individual to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax liability with respect to income arising from the exercise of the option, through a reduction of the number of Common Shares delivered to the person exercising the option or through a subsequent return to the

Company of shares delivered to the person exercising the option; provided, however, that the Committee is required to permit an Outside Director to make such an election. Except as set forth in paragraph 11(c) below, any such election by an individual who is subject to the reporting requirements of
Section 16 of the Act (a "Section 16 Individual"), also is subject to the following:

    (a) Any such election by a Section 16 Individual may be made only during certain specified time periods, as follows:

        (i) the election may be made during the period beginning on the third business day following the date of public release of the Company's quarterly or annual financial statements and ending on the twelfth business day following such date of public release; or

        (ii) the election may be made at least six months prior to the date as of which the amount of tax to be withheld is determined;

provided, however, an election by such a person pursuant to clause (i) or (ii) may not be made within six months of the date of grant of the option being exercised unless death or disability of the individual to whom the option was granted occurs during said six-month period; and

    (b) The Committee's approval of such an election by a Section 16 Individual, if given, may be granted in advance, but is subject to revocation by the Committee at any time; provided, however, that such an election by a Section 16 Individual who is an Outside Director is not subject to approval nor to revocation by the Committee. Once such an election is made by a Section 16 Individual, he or she may not revoke it.

    (c) Notwithstanding the foregoing, a Section 16 Individual who tenders previously owned shares to the Company in payment of the purchase price of shares in connection with an option exercise may also tender previously owned shares to the Company in satisfaction of any tax withholding obligations in connection with such option exercise without regard to the specified time periods set forth in paragraph 11(a) above.

    12. TERMINATION OF EMPLOYMENT. Neither the transfer of employment of an individual to whom an option is granted between any combination of the Company, a parent corporation or a subsidiary thereof, nor a leave of absence granted to such individual and approved by the Committee, shall be deemed a termination of employment for purposes of this Plan. The terms "parent" or "parent corporation" and "subsidiary" as used in this Plan shall have the meaning ascribed to "parent corporation" and "subsidiary corporation", respectively, in Sections 424(e) and
(f) of the Code.

    13.   OTHER TERMS  AND CONDITIONS.    The Committee  shall have  the  power,
subject to the terms and conditions of paragraph 6 hereof and subject to the other limitations contained herein, to fix any other terms and conditions for the grant or exercise of any option under this Plan. Nothing contained in this Plan, or in any option granted pursuant to this Plan, shall confer upon any employee holding an option any right to continued employment by the Company or any parent or subsidiary of the Company or limit in any way the right of the Company or any such parent or subsidiary to terminate an employee's employment at any time.

    14. OPTION AGREEMENTS. All options granted under this Plan shall be evidenced by a written agreement in such form or forms as the Committee may from time to time determine, which agreement shall, among other things, designate whether the options being granted thereunder are nonstatutory stock options or incentive stock options under Section 422 of the Code.

    15. AMENDMENT AND DISCONTINUANCE OF PLAN. The Board may at any time amend, suspend or discontinue this Plan; provided, however, that the Board shall not amend paragraph 6 hereof more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder; and provided, further, that no amendment by the Board shall, without further approval of the stockholders of the Company, if required in order for the Plan to continue to satisfy the conditions of Rule 16b-3 promulgated under the Act, or any successor statute or regulation comprehending the same subject matter or to meet the requirements of the Code:

        (a) change the class of employees eligible to receive options;

        (b) except as provided in paragraph 3 hereof, increase the total number of Common Shares of the Company which may be made subject to options granted under this Plan;

        (c) except as provided in paragraph 3 hereof, change the minimum purchase price for the exercise of an option;

        (d) increase the maximum period during which options may be exercised or otherwise materially increase the benefits accruing to participants under this Plan;

        (e) extend the term of this Plan beyond November 29, 2004; or

        (f) change the terms, conditions or eligibility requirements of an option granted or, subject to the right of the Board to discontinue this Plan, to be granted to each Outside Director under this Plan.

No amendment to this Plan shall, without the consent of the holder of the option, alter or impair any options previously granted under this Plan.

    16.  EFFECTIVE DATE.  This Plan shall be effective upon the Merger.

                                                                       EXHIBIT B

              DIGI INTERNATIONAL INC. EMPLOYEE STOCK PURCHASE PLAN

      1. PURPOSE AND SCOPE OF PLAN. The purpose of this Digi International Inc. Employee Stock Purchase Plan (the "Plan") is to provide the employees of Digi International Inc. (the "Company") with an opportunity to acquire a proprietary interest in the Company through the purchase of its Common Stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.

      2.  DEFINITIONS.

     2.1.
        The terms defined in this section are used (and capitalized) elsewhere in this Plan:

        (a) "AFFILIATE" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as defined in Sections 424(e) and 424(f) of the Code or any successor provision, and whose participation in the Plan has been approved by the Board of Directors.

        (c) "BOARD OF DIRECTORS" means the Board of Directors of the Company.

        (d) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

        (e) "COMMITTEE" means three or more Disinterested Persons designated by the Board of Directors to administer the Plan under Section 13.

        (f) "COMMON STOCK" means the common stock, par value $.01 per share (as such par value may be adjusted from time to time), of the Company.

        (g) "COMPANY" means Digi International Inc.

        (h) "COMPENSATION" means the gross cash compensation (including wage, salary, commission, bonus, and overtime earnings) paid by the Company or any Affiliate to a Participant in accordance with the terms of employment.

        (i) "DISINTERESTED PERSONS" means a member of the Board of Directors who is considered a disinterested person within the meaning of Exchange Act Rule 16b-3 or any successor definition.

        (j) "ELIGIBLE EMPLOYEE" means any employee of the Company or an Affiliate who has been employed for at least 90 days and whose customary employment is at least 20 hours per week; provided, however, that "Eligible Employee" shall not include any person who would be deemed for purposes of
    Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

        (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

        (l) "FAIR MARKET VALUE" of a share of Common Stock as of any date means, if the Company's Common Stock is listed on a national securities exchange or traded in the national market system, the mean between the high and low sale prices for such Common Stock on such exchange or market on said date, or, if no sale has been made on such exchange or market on said date, on the last preceding day on which any sale shall have been made. If such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, however, Fair Market Value shall be determined in accordance with such regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14.

        (m) "PARTICIPANT" means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4.

        (n) "PLAN" means this Digi International Inc. Employee Stock Purchase Plan, as amended from time to time.

        (o) "PURCHASE PERIOD" means each quarter of the Company's fiscal year. The first Purchase Period will be the quarter that starts April 1, 1996 and ends June 30, 1996.

        (p) "RECORDKEEPING ACCOUNT" means the account maintained in the books and records of the Company recording the amount withheld from each Participant through payroll deductions made under the Plan.

      3. SCOPE OF THE PLAN. Shares of Common Stock may be sold by the Company to Eligible Employees commencing April 1, 1996, as hereinafter provided, but not more than 500,000 shares of Common Stock (subject to adjustment as provided in Section 14) shall be sold to Eligible Employees pursuant to this Plan. All sales of Common Stock pursuant to this Plan shall be subject to the same terms, conditions, rights and privileges. The shares of Common Stock delivered by the Company pursuant to this Plan may be acquired shares having the status of any combination of authorized but unissued shares, newly issued shares, or treasury shares.

      4. ELIGIBILITY AND PARTICIPATION. To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Employee on the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an enrollment form with the Company before the first day of such Purchase Period that authorizes regular payroll deductions from Compensation beginning with the first payday in such Purchase Period and continuing until the Eligible Employee withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.

      5.  AMOUNT OF COMMON STOCK EACH ELIGIBLE EMPLOYEE MAY PURCHASE.

     5.1.
        Subject to the provisions of the Plan, each Eligible Employee shall be offered the right to purchase on the last day of the Purchase Period the number of shares of Common Stock (including fractional shares) that can be purchased at the price specified in Section 5.2 with the entire credit balance in the Participant's Recordkeeping Account; provided, however, that the Fair Market Value (determined on the first day of any Purchase Period) of shares of Common Stock that may be purchased by a Participant during such Purchase Period shall not exceed the excess, if any, of (i) $25,000 over (ii) the Fair Market Value (determined on the first day of the relevant Purchase Period) of shares of Common Stock previously acquired by the Participant in any prior Purchase Period during such calendar year. Notwithstanding the foregoing, no Eligible Employee shall be granted an option to acquire shares of Common Stock under this Plan which permits the Eligible Employee's rights to purchase shares of Common Stock under this Plan and all employee stock purchase plans of the Company and the Affiliates to accrue at a rate which exceeds $25,000 of Fair

Market Value (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. If the purchases by all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 3, however, each Participant shall be allocated at a ratable portion of the maximum number of shares of Common Stock which may be sold.

     5.2.
        The purchase price of each share of Common Stock sold pursuant to this Plan will be the lesser of (a) or (b) below:

        (a) 85% of the Fair Market Value of such share on the first day of the Purchase Period.

        (b) 85% of the Fair Market Value of such share on the last day of the Purchase Period.

      6.  METHOD OF PARTICIPATION.

     6.1.
        The Company shall give notice to each Eligible Employee of the opportunity to purchase shares of Common Stock pursuant to this Plan and the terms and conditions for such offering. Such notice is subject to revision by the Company at any time prior to the date of purchase of such shares. The Company contemplates that for tax purposes the first day of a Purchase Period will be the date of the offering of such shares.

     6.2.
        Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing an election form developed by the Committee. An Eligible Employee may elect to have any whole percent of Compensation withheld, but not exceeding ten percent (10%) per pay period. An election to participate in the Plan and to authorize payroll deductions as described herein must be made before the first day of the Purchase Period to which it relates and shall remain in effect unless and until such Participant withdraws from this Plan, modifies his or her authorization, or terminates his or her employment with the Company, as hereinafter provided.

     6.3.
        Any Eligible Employee who does not make a timely election as provided in
        Section 6.2, shall be deemed to have elected not to participate in the Plan. Such election shall be irrevocable for such Purchase Period.

      7.  RECORDKEEPING ACCOUNT.

     7.1.
        The Company shall maintain a Recordkeeping Account for each Participant. Payroll deductions pursuant to Section 6 will be credited to such
Recordkeeping Accounts on each payday.

     7.2.
        No interest will be credited to a Participant's Recordkeeping Account.

     7.3.
        The Recordkeeping Account is established solely for accounting purposes, and all amounts credited to the Recordkeeping Account will remain part of the general assets of the Company.

     7.4.
        A  Participant  may  not  make  any  separate  cash  payment  into   the
        Recordkeeping Account.

      8.  RIGHT TO ADJUST PARTICIPATION OR TO WITHDRAW.

     8.1.
        A Participant may, at any time during a Purchase Period, direct the Company to make no further deductions from his or her Compensation or to adjust the amount of such deductions. Upon either of such actions, future payroll deductions with respect to such Participant shall cease or be adjusted in accordance with the Participant's direction.

     8.2.
        Any Participant who stops payroll deductions may not thereafter resume payroll deductions during such Purchase Period.

     8.3.
        At any time before the end of a Purchase Period, any Participant may also withdraw from the Plan. In such event, all future payroll deductions shall cease and the entire credit balance in the Participant's Recordkeeping Account will be paid to the Participant, without interest, in cash within 15 days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.

     8.4.
        Notification   of  a  Participant's  election  to  adjust  or  terminate
        deductions, or to withdraw from the Plan, shall be made by the filing of an appropriate notice to such effect with the Company.

      9. TERMINATION OF EMPLOYMENT. If the employment of a Participant is terminated for any reason, including death, disability, or retirement, the entire balance in the Participant's Recordkeeping Account will be applied to the purchase of shares as provided in Section 10.1 as of the last day of the Purchase Period in which the Participant's employment terminated; except that if such Participant so requests prior to the last day of such Purchase Period, the Company shall refund in cash within 15 days all amounts credited to his or her Recordkeeping Account.

      10.  PURCHASE OF SHARES.

     10.1.
         As of the last day of the Purchase Period, the entire credit balance in each Participant's Recordkeeping Account will be used to purchase shares
(including fractional shares) of Common Stock (subject to the limitations of Section 5) unless the Participant has filed an appropriate form with the Company in advance of that date (which either elects to purchase a specified number of shares which is less than the number described above or elects to receive the entire credit balance in cash). Any amount in a Participant's Recordkeeping Account that is not used to purchase shares pursuant to this Section 10.1 will be refunded to the Participant.

     10.2.
         Shares of Common Stock acquired by each Participant shall be held in a general account maintained for the benefit of all Participants.

     10.3.
         Certificates for the number of whole shares of Common Stock, determined as aforesaid, purchased by each Participant shall be issued and delivered to him or her only upon request of the Participant or his or her representative directed to the Company. No Certificates for fractional shares will be issued. Instead, Participants will receive a cash distribution representing any fractional shares.

     10.4.
         Dividends with respect to a Participant's shares held in the general account will, at the election of the Participant, either be paid to the
Participant in cash or reinvested in additional shares of Common Stock. If a Participant fails to make such an election, all dividends with respect to the Participant's shares held in the general account will automatically be reinvested to purchase additional shares of Common Stock.

     10.5.
         Each Participant will be entitled to vote all shares held for the benefit of such Participant in the general account.

      11. RIGHTS AS A STOCKHOLDER. A Participant shall not be entitled to any of the rights or privileges of a stockholder of the Company with respect to such shares, including the right to receive any dividends which may be declared by the Company, until (i) he or she actually has paid the purchase price for such shares and (ii) either the shares have been credited to his or her account or certificates have been issued to him or her, both as provided in Section 10.

      12. RIGHTS NOT TRANSFERABLE. A Participant's rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer the same shall be null and void and without effect. The amounts credited to a Recordkeeping Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

      13. ADMINISTRATION OF THE PLAN. This Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation and application of this Plan, and all such determinations shall be conclusive and binding on all parties.

      14. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in the Common Stock of the Company by reason of stock dividends, split-ups, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and the like, the aggregate number and class of shares available under this Plan and the number, class and purchase price of shares available but not yet purchased under this Plan, shall be adjusted appropriately by the Committee.

      15. REGISTRATION OF CERTIFICATES. Stock certificates will be registered in the name of the Participant, or jointly in the name of the Participant and another person, as the Participant may direct on an appropriate form.

      16. AMENDMENT OF PLAN. The Board of Directors may at any time amend this Plan in any respect which shall not adversely affect the rights of Participants pursuant to shares previously acquired under the Plan, except that, without stockholder approval on the same basis as required by Section 19.1, no amendment shall be made (i) to increase the number of shares to be reserved under this Plan, (ii) to decrease the minimum purchase price, (iii) to withdraw the administration of this Plan from the Committee, or (iv) to change the definition of employees eligible to participate in the Plan.

      17. EFFECTIVE DATE OF PLAN. This Plan shall consist of an offering commencing April 1, 1996, and ending June 30, 1996, and continuing on a quarterly basis thereafter. All rights of Participants in any offering hereunder shall terminate at the earlier of (i) the day that Participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after 30 days' notice has been given to all Participants. Upon termination of this Plan, shares of Common Stock shall be issued to Participants in accordance with Section 10, and cash, if any, remaining in the Participant's Recordkeeping Accounts shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period.

      18. GOVERNMENTAL REGULATIONS AND LISTING. All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the shares of Common Stock purchasable on the last day of the Purchase Period applicable to such shares, and if such a registration statement shall not then be effective, the term of such Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to a national securities exchange or a national market system, covering the shares of Common Stock under the Plan upon official notice of issuance.

      19.  MISCELLANEOUS

     19.1.
         This Plan shall be submitted for approval by the stockholders of the Company prior to June 30, 1996. If not so approved prior to such date, this Plan shall terminate on June 30, 1996.

     19.2.
         This Plan shall not be deemed to constitute a contract of employment between the Company and any Participant, nor shall it interfere with the right of the Company to terminate any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under this Plan.

     19.3.
         Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural and the plural may be read as the singular.

     19.4.
         The   Plan,  and  all  agreements  hereunder,  shall  be  construed  in accordance with and governed by the laws of the State of Minnesota.

     19.5.
         Delivery of shares of Common Stock or of cash pursuant to this Plan shall be subject to any required withholding taxes. A person entitled to receive shares of Common Stock may, as a condition precedent to receiving such shares, be required to pay the Company a cash amount equal to the amount of any required withholdings.

    DIGI INTERNATIONAL INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    [LOGO] 6400 FLYING CLOUD DRIVE The undersigned hereby appoints John P. Schinas and Ervin F. EDEN PRAIRIE, MINNESOTA 55344 Kamm, Jr., and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes such Proxies to represent and to vote, as designated below, all the shares of Common Stock of Digi International Inc. held of record by the undersigned on December 13, 1995, at the Annual Meeting of Stockholders to be held on January 31, 1996, or any adjournment thereof. PROXY 1. ELECTION OF DIRECTORS. Nominees to the Board of Directors are John P.

    Schinas, Richard E. Offerdahl and Jagdish N. Sheth. All nominees will serve for a term of three years.

    / / FOR ALL NOMINEES LISTED ABOVE / / WITHHOLD AUTHORITY

    (except as marked to the contrary below) to vote for all nominees provided below (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)
_______________________________________________________________________________
2. AMENDMENTS TO THE STOCK OPTION PLAN providing for the granting of stock options to non-employee directors.

    / / FOR / / AGAINST / / ABSTAIN 3. APPROVAL OF THE DIGI INTERNATIONAL INC. EMPLOYEE STOCK PURCHASE PLAN. / / FOR / / AGAINST / / ABSTAIN 4. RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. as independent public accountants of the Company for the 1996 fiscal year.

    / / FOR / / AGAINST / / ABSTAIN THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    _____________________________________

    Signature

    _____________________________________

    Signature if held jointly

    Dated:_______________________________

    ______________________________________

    PLEASE MARK, SIGN, DATE AND RETURN THE

    PROXY CARD PROMPTLY USING THE

    ENCLOSED ENVELOPE

    ______________________________________